              As filed with the Securities and Exchange Commission
                               on March 18, 1996



                               File No. 33-44905
                               File No. 811-6519
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                        Pre-Effective Amendment No. [ ]

                       Post-Effective Amendment No. 8 [X]

                                      and
                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940 [X]


                                Amendment No. 11

                        (Check appropriate box or boxes)
                                 --------------
                           New USA Mutual Funds, Inc.
               (Exact Name of Registrant as Specified in Charter)
                                 --------------
                    c/o State Street Bank and Trust Company
                              1776 Heritage Drive
                       North Quincy, Massachusetts 02171
                    (Address of Principal Executive Offices)
                                 --------------
                                 (800) 222-2872
              (Registrant's Telephone Number, Including Area Code)
                                 --------------
                                Margaret Harries
                       William O'Neil + Co. Incorporated
                             12655 Beatrice Street
                         Los Angeles, California 90066
                    (Name and Address of Agent for Service)

                     Please Send Copy of Communications to:
                              Dhiya El-Saden, Esq.
                            Gibson, Dunn & Crutcher
                             333 South Grand Avenue
                         Los Angeles, California 90071
                                 --------------
 It is proposed that this filing will become effective (check appropriate box)

[  ]     immediately upon filing pursuant to paragraph (b)

[ ]      on (date) pursuant to paragraph (b)
[  ]     60 days after filing pursuant to paragraph (a)(1)
[x]      on May 17, 1996 pursuant to paragraph (a)(1) of Rule 485
[  ]     75 days after filing pursuant to paragraph (a)(2)
[  ]     on (date) pursuant to paragraph (a)(2)



Registrant has registered an indefinite number of shares of its Common Stock pursuant to Rule 24f-2 under the Investment Company of 1940. Registrant intends to file the Notice required by Rule 24f-2 by March 31, 1996 for Registrant's fiscal year ending January 31, 1996.

                            THE NEW USA MUTUAL FUND
                             CROSS REFERENCE SHEET
                                   FORM N-1A

Part A:  Information Required in Prospectus

                   N-1A                                                     Location in the Registration
                   Item No.             Item                                Statement by Prospectus Heading
                   --------             ----                                -------------------------------
                    1.                  Cover Page                          Cover Page
                    2.                  Synopsis                            "Fees and Expenses of the Fund"
                    3.                  Condensed Financial Information     "Financial Highlights"
                    4.                  General Description of Registrant   "The Fund," "Investment Objective and
                                                                            Policies of the Fund," "General
                                                                            Information"
                    5.                  Management of the Fund              "Investment Objective and Policies of the
                                                                            Fund," "The Manager," "Management of the
                                                                            Fund," "How to Invest in the Fund"
                    6.                  Capital Stock and Other             "The Fund," "Management of the Fund,"
                                        Securities                          "Dividends and Distributions,"
                                                                            "Taxation," "General Information"
                    7.                  Purchase of Securities Being        "How to Invest in the Fund,"
                                        Offered                             "Distribution Plan," "How the Fund's Per
                                                                            Share Value Is Determined," "General
                                                                            Information"
                    8.                  Redemption or Repurchase            "How to Redeem an Investment in the Fund"
                    9.                  Pending Legal Proceedings           Not Applicable
                   10.                  Cover Page                          Cover Page
                   11.                  Table of Contents                   Cover Page
                   12.                  General Information and History     Not Applicable
                   13.                  Investment Objectives and           "Investment Objective and Policies,"
                                        Policies                            "Investment Restrictions"
                   14.                  Management of the Fund              "Directors and Officers"
                   15.                  Control Persons and Principal       "The Company," "Directors and Officers,"
                                        Holders of Securities               "General Information"

                   16.                  Investment Advisory and Other       "The Company," "The Investment Manager"
                                        Services
                   17.                  Brokerage Allocation and Other      "Execution of Portfolio Transactions"
                                        Practices
                   18.                  Capital Stock and Other             "The Company," "General Information"
                                        Securities
                   19.                  Purchase, Redemption and Pricing    "Additional Purchase and Redemption
                                        of Securities Being Offered         Information," "Determination of Share
                                                                            Price"
                   20.                  Tax Status                          "Distributions and Tax Information"
                   21.                  Underwriters                        "Principal Underwriter"
                   22.                  Calculation of Performance Data     "Performance Information"
                   23.                  Financial Statements                Financial Statements

                                     PART A
                                   ----------
                                   PROSPECTUS
                                   ----------

                            THE NEW USA MUTUAL FUND

                    C/O STATE STREET BANK AND TRUST COMPANY
                              1776 HERITAGE DRIVE
                       NORTH QUINCY, MASSACHUSETTS 02171


         The New USA Mutual Fund (the "Fund") is a diversified series of New USA Mutual Funds, Inc., an open-end, management investment company, that seeks capital growth by investing primarily in equities of entrepreneurially managed companies which, in the Fund Manager's judgment, have superior earnings growth potential. The Fund is intended for long-term investors.


         This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated May ___, 1996, as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Fund at the address given above, or by calling (800) 222-2872.





                               _________________




 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
            EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
    NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                               _________________






                        Prospectus dated May __, 1996.

                               TABLE OF CONTENTS

                                                                                                      PAGE
          Fees and Expenses of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1

          Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3

          Investment Objective and Policies of the Fund . . . . . . . . . . . . . . . . . . . . .         5

          Risk Factors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10

          The Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        12

          The Manager . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        12

          Management of the Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        12

          How To Invest in the Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        16

          Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        20

          How To Redeem an Investment in the Fund . . . . . . . . . . . . . . . . . . . . . . . .        20

          Money Market Exchange Privilege . . . . . . . . . . . . . . . . . . . . . . . . . . . .        22

          How the Fund's Per Share Value is Determined  . . . . . . . . . . . . . . . . . . . . .        23

          Dividends and Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        23

          Taxation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        24

          General Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        25

          Backup Withholding Instructions . . . . . . . . . . . . . . . . . . . . . . . . . . . .        25

          Supplemental Application Forms  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        27

                Automatic Investment Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . .        27

                Automatic Investment Plan Application   . . . . . . . . . . . . . . . . . . . . .        28

                Systematic Withdrawal Plan Application  . . . . . . . . . . . . . . . . . . . . .        31

                Systematic Exchange Plan Application  . . . . . . . . . . . . . . . . . . . . . .        32

                            THE NEW USA MUTUAL FUND

                         FEES AND EXPENSES OF THE FUND

         Shares of the Fund may be purchased at their net asset value with a maximum sales charge of 5.00% of the offering price next determined after a purchase order is received in proper form. The minimum initial investment is $1,000 ($250 for retirement plans). Subsequent investments may be made in amounts of $50 or more ($25 for retirement plans).


         The table summarizes your maximum transaction costs from investing in the Fund and outlines the expenses which the Fund incurred in its fiscal year ended January 31, 1996. The figures include any required fee deferrals.



         SHAREHOLDER TRANSACTION EXPENSES
                 Maximum Sales Charge Imposed on Purchases (as a percentage of the public
                          offering price)                                                              5.00%(1)
                          Maximum Sales Charge Imposed on Reinvested Dividends                        None
                          Deferred Sales Charges                                                      None(1)
                          Redemption Fees                                                             None
                          Exchange Fees                                                                $5.00(2)
         ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
                 AVERAGE NET ASSETS) FOR FISCAL YEAR ENDED JANUARY 31, 1996
                          Management Fees                                                             1.00%(3)
                          12b-1 Fees                                                                  0.60(4)
                          Interest Expense                                                            0.49
                          Other Expenses                                                              0.11
                          Total Fund Operating Expenses                                               2.69%


1 The sales charge may be waived for certain categories of investors, including corporate 401(k) plans. However, there will be a deferred sales charge of 1.00% of the original purchase price if those investors redeem their investment within 12 months. See "How to Invest in the Fund."

2 There is a service fee of $5.00 per exchange into the Money Market Portfolio of the Cash Account Trust ("CAT"). No fee is charged for exchanges from CAT into the Fund. See "Money Market Exchange Privilege."

3 If total operating expenses in a given year exceed the maximum allowed by applicable state expense limitations, then New USA Research & Management Co., the Fund's manager (the "Manager"), will defer its fee to limit total annual Fund operating expenses to the maximum allowed by such state expense limitations, and such deferral shall be subject to recoupment in later years if legally permissible and if the Manager remains in such capacity, among other conditions. The maximum state limitation on Fund operating expenses (including 12b-1 expenses), on fiscal 1996 average net assets of $181 million and a sales load of 5.00%, was 1.86%, plus an additional allowance for 12b-1 expenses (not included in the 1.86% limitation) of 0.44%. See "Risk Factors-Management of the Fund."



         For additional disclosure relating to the Manager's fee, see "Management of the Fund," which appears at page 12 of this Prospectus.


4 The 12b-1 expenses are for permissible marketing and distribution expenses, the majority of which will be reimbursed to the Fund's distributor, having been incurred on the Fund's behalf by its distributor. The Fund may reimburse its distributor for such expenses up to 0.75% of average net assets, plus an additional 0.25% for service fees, subject to state expense limitations. See "Distribution Plan."

                EXAMPLE OF FUND EXPENSES        1 YEAR        3 YEARS         5 YEARS         10 YEARS
                ------------------------        ------        -------         -------         --------
                You would pay the following
                expenses on a $1,000
                investment, assuming (1) 5%
                annual return and (2)
                redemption at the end of each
                time period:  . . . . . . . .   $71.97        $116.57         $163.65          $293.15


         The table above is provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investment in the Fund.


         The Example shown above is based on operating expenses for the Fund's fiscal year ended January 31, 1996 and should not be considered a representation of past or future expenses. Actual Fund expenses may be greater or less than those shown. In addition, federal regulations require the Example to assume a 5.00% annual return, but the Fund's actual return may be higher or lower.

                              FINANCIAL HIGHLIGHTS
  SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD

         The table below provides operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated, and has been audited by Arthur Andersen LLP. This information has been determined based upon financial information provided in the financial statements which are included in the Statement of Additional Information. In addition, the Fund's Annual Report contains a discussion of the performance of the Fund and a comparison of the Fund's portfolio to the S & P 500. Both the Statement of Additional Information and the Annual Report may be obtained without charge from the Fund by calling (800) 222-2872.


                                                                                                              FOR THE PERIOD FROM
                                                FOR THE YEAR        FOR THE YEAR         FOR THE YEAR           APRIL 29, 1992*
                                                   ENDED               ENDED                ENDED                   THROUGH
                                              JANUARY 31, 1996    JANUARY 31, 1995     JANUARY 31, 1994        JANUARY 31, 1993

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning at period  . . .      $  11.63            $  12.88             $  13.20                $  12.00
                                                 --------            --------             --------                --------
Income from investment operations:
  Net investment loss   . . . . . . . . . .         (0.37)              (0.15)               (0.14)                  (0.01)
  Net realized and unrealized gain (loss) on
    investments, futures, short sales and
    options transactions  . . . . . . . . .          5.54               (1.10)                1.27                    1.21
                                                 --------            --------             --------                --------
    Total from investment operations  . . .          5.17               (1.25)                1.13                    1.20
Less distributions to shareholders from:
  Net realized gain on investments,
    futures, short sales and options
    transactions  . . . . . . . . . . . . .         (2.41)                 --                (1.45)                     --
                                                 --------            --------             --------                --------
    Total distributions   . . . . . . . . .         (2.41)                 --                (1.45)                     --
                                                 --------            --------             --------                --------
Net asset value, end of period  . . . . . .        $14.39              $11.63               $12.88                  $13.20
                                                 --------            --------             --------                --------
TOTAL INVESTMENT RETURN(a). . . . . . . . .         44.61%              (9.70)%               8.92%                  10.00%(b)

RATIOS AND SUPPLEMENTAL DATA:

Ratio of interest expense to average
  net assets  . . . . . . . . . . . . . . .          0.49%                 --                   --                      --
Ratio of distribution fees to average
  net assets  . . . . . . . . . . . . . . .          0.60%               0.61%                0.51%                   0.56%(c)
Ratio of net expenses (excluding interest
  expense and distribution fees) to
  average net assets  . . . . . . . . . . .          1.60%               1.51%                1.60%                   1.65%(c)
                                                 --------            --------             --------                --------
Ratio of net expenses to average
  net assets  . . . . . . . . . . . . . . .          2.69%               2.12%                2.11%                   2.21%(c)(d)
                                                 ========            ========             ========                =========
Ratio of net investment loss to average
  net assets  . . . . . . . . . . . . . . .         (2.32)%             (0.63)%              (1.02)%                 (0.18)%(c)(d)
Borrowings, end of period (000's) . . . . .      $ 14,000                  --                   --                      --

Average amount of borrowings outstanding
  during the period (000's)   . . . . . . .        15,748(e)               --                   --                      --

Average number of shares outstanding
  during the period (000's) . . . . . . . .        12,379(e)               --                   --                      --

Average amount of borrowings per share
  during the period   . . . . . . . . . . .          1.27(e)               --                   --                      --

Portfolio turnover rate . . . . . . . . . .        525.28%             344.45%              395.15%                 280.66%

Net assets, end of period (000's) . . . . .      $184,867            $170,116             $266,605                $295,590

     _______________________
*        Commencement of operations.


(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales charge were taken into account.



(b)      Non-annualized.



(c)      Annualized.



(d) For the period April 29, 1992 through January 31, 1993, the Manager reimbursed expenses in the amount of $254,725. Had the Manager not reimbursed expenses for that period the annualized ratio of net operating expenses to average net assets and the annualized ratio of net investment loss to average net assets would have been 2.35% and (0.31)%, respectively.



(e)      Averages computed on a weighted average daily basis.

                 INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

GENERAL


         The investment objective of The New USA Mutual Fund (the "Fund") is to seek capital growth. Current income is not important in investment selections. The Fund's investment objective is fundamental and may not be changed without shareholder approval. There is no guarantee that the Fund will achieve its objective.


         The Manager seeks capital growth by investing under normal market conditions the majority of its assets in common stock of companies which, in the Manager's judgment, are exhibiting accelerating earnings growth and are expected to continue achieving superior growth in earnings and/or revenues. The Fund may invest in both exchange-listed and over-the-counter securities.


         In its selection process, the Manager focuses on companies with entrepreneurial type managements which may have introduced unique new products, services or marketing concepts. Specifically, the Manager seeks companies with aggressive and innovative managements that can react quickly to changing circumstances and are willing to explore products, services and concepts that may vary from conventional industry thinking. The Manager, however, invests only in established companies. For instance, the Manager invests principally in companies with a market capitalization of $100 million to $20 billion, and does not invest more than 10% of the Fund's net assets, with no more than 5% in any one issuer, in companies which do not have a record, together with their predecessors, of at least three years of continuous operations.


         The Manager generally expects the companies selected to gain share of market within their industry and to maintain higher than normal profit margins. Two major elements of the disciplined selection process are above-average earnings growth and better than average relative price performance of the company's common stock. Both fundamental and technical market research are used to locate emerging new potential leaders in an industry.

         The Fund may invest to a minor extent in other types of equity securities, including preferred stock, securities such as convertible bonds, warrants, or rights which are convertible into common or preferred stock and depositary receipts representing interests in foreign equity securities. The Fund may also invest up to 10% of its total assets at time of purchase in foreign securities. In addition, the Fund may invest in certain options and engage in short sales.

         Consistent with the Fund's objective of capital growth, if the Manager believes that there may be a future decline in common stock prices, the Manager may cause the Fund to take a temporary defensive position by investing up to 50% of its assets at time of purchase in cash equivalents or high quality debt securities, and other type money market instruments, including repurchase agreements.

OTHER INVESTMENT PRACTICES

         The Fund also may engage to a limited extent in the following investment practices, each of which may involve certain special risks. See "Risk Factors." All percentage investment limitations will be applied only at the time of investment and will not constitute ongoing portfolio maintenance tests. The Statement of Additional Information contains more detailed information about some of these practices, including limitations designed to reduce these risks.

SECURITIES LOANS, REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS

         The Fund may lend portfolio securities to broker-dealers and institutions and may enter into repurchase agreements, subject to the limitations described under "Investment Restrictions," below.

WHEN-ISSUED SECURITIES

         The Fund may occasionally purchase securities on a when-issued basis, for payment and delivery at a later date. It is anticipated that such securities will principally be equity securities. The price is generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Fund's net asset value. At the time of settlement, the market value of the security may be more or less than the purchase price. When the Fund purchases securities on a when-issued basis, it maintains a segregated account with its custodian bank in an amount equal to the purchase price as long as the Fund's obligation to purchase continues.

WARRANTS

         As a matter of operating policy, the Fund will not invest more than 5% of its net assets in warrants. While warrants purchased by the Fund have a readily determined market value which will generally move in correlation with the market price of the underlying equity security, warrants nevertheless become worthless if they are not sold or exercised prior to their predesignated expiration date.

PRIMES AND SCORES

         As a matter of operating policy and subject to the limitations and restrictions imposed by the Investment Company Act of 1940 (the "1940 Act"), and provided that such investments (or other equivalents) are available in the future, the Fund may also invest in the securities of any unit investment trusts ("UITs") whose units are divided into "prime" and "score" components such as those sponsored by Americus Shareowner Service Corp. (individually an "Americus Trust" and collectively the "Americus Trusts"). Americus Trusts have been established with respect to the shares of several major U.S. corporations whose common stock is widely distributed. The Americus Trusts issue securities divided into two separate components, each of which is separately traded on the American Stock Exchange. One component carries the dividend and voting rights of the common stock underlying the unit trust security (i.e., the "prime" component), while the other component carries the right to its capital appreciation, if any, over a specified price (i.e., the "score" component). These Americus Trusts are of limited duration, generally terminating approximately five years after formation. Upon termination, the holders of record of prime components receive stock equal to the lesser of the net asset value per unit or a specified dollar amount. The holders of record of score components bear the major portion of the market risk associated with the common stock underlying the Americus Trusts and receive stock equal in value to the excess, if any, of the net asset value per unit over the specified dollar amount. The score components may, therefore, be worthless. The Fund will not invest more than 10% of its total assets in the components of the Americus Trusts and intends to invest only in the score components. However, the Fund may purchase prime components for the purpose of combining components for redemption as a unit. The Fund will structure its investments in the securities of UITs to comply with applicable provisions of the 1940 Act.

FOREIGN INVESTMENTS

         The Fund may invest in securities principally traded in foreign markets and in the securities of other investment companies that have a majority of their assets invested in securities principally traded in foreign markets, provided that such investments do not in the aggregate exceed 10% of the Fund's total assets. This limitation does not apply to dollar-denominated American Depositary Receipts traded in the United States on exchanges or in the over-the-counter markets. The Fund may also purchase Eurodollar certificates of deposit without regard to the 10% limit. The Fund may also buy or sell foreign currencies and foreign currency forward contracts or futures contracts for hedging purposes in connection with its foreign investments.

         A further explanation of foreign investments, and the risks associated with them, is included in "Risk Factors" and in the Statement of Additional Information.

INVESTMENT COMPANY SECURITIES

         Subject to the limitations and restrictions imposed by the 1940 Act, the Fund may also invest in the securities of other investment companies provided that (i) such investment is made through open-market purchases where no commission except the ordinary broker's commission is paid or (ii) such securities are acquired as part of a merger, consolidation, or acquisition of assets. Investing in the securities of other investment companies could help the Fund achieve its investment objective by enabling it to invest on a diversified basis in growth opportunities in specialized markets. In no event may the Fund invest in such securities if immediately thereafter such securities would constitute more than 5% of the total assets of the Fund. This 5% limitation does not apply to primes and scores. The Fund will structure its investments in such securities to comply with applicable provisions of the 1940 Act.

SHORT SALES

         The Fund may engage in short sale transactions in which it sells borrowed securities in anticipation of a decline in the market value of such securities. In addition, the Fund may engage in short sales "against the box" in which it owns, or has the right to acquire at no additional cost, securities identical to those sold short. In general, the Fund may use short sales to hedge the market risk to the value of its other investments and protect its equity in a declining market. The Fund may only engage in short sales of securities (other than index futures) listed on one or more national securities exchanges or on Nasdaq. When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. The Fund may make a short sale only if, at the time the short sale is made and after giving effect thereto, the aggregate current market value of all securities in which the Fund then has a short position is 5% or less of the value of the Fund's net assets. In addition, the value of the securities of any one issuer that have been "shorted" by the Fund is limited to the lesser of 2% of the value of the Fund's net assets or 2% of the total shares outstanding of the
capital stock of that issuer.   All short sales must be fully collateralized.

         A further explanation of short sales, and the associated risks, is included in "Risk Factors" and in the Statement of Additional Information.

OPTIONS AND INDEX FUTURES CONTRACTS

         The Fund may, for hedging purposes only, buy certain put and call options, and buy and sell futures contracts on any securities indices, including indices linked to the over-the-counter market, all of which are described below. In general, the Fund may use options and index futures contracts to: (i) attempt to protect against declines in the market value of the Fund's portfolio securities resulting from downward market trends, (ii) hedge against increases in equity prices pending investment in additional equities, (iii) permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or (iv) establish a position in the securities markets as a temporary substitute for purchasing particular securities. Options and index futures contracts may be referred to as a type of "derivative" security. Derivatives are financial arrangements whose returns are linked to, or derived from, some underlying stock, bond, commodity or other asset.

         Options.    A call option is a contract that gives the holder of the
option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price.

         The Fund may: (i) buy exchange-traded put options on individual common stocks, (ii) buy exchange-traded put and call options on securities indices (including indices linked to the over-the-counter market) and index futures, and (iii) buy over-the-counter ("OTC") put and call options on securities indices or customized, equity-based reference instruments. The Fund may purchase put or call options only if, at the time the purchase is made and after giving effect thereto, the aggregate premiums paid on all such unexpired options are 5% or less of the Fund's net assets, except that the Fund may purchase put and call options on index futures only if, at the time the purchase is made and after giving effect thereto, such premiums are 2% or less of the Fund's net assets and are less than or equal to the further limitations described under "Index Futures Contracts," below.

         Index Futures Contracts.   An index futures contract is a legal
agreement between a buyer or seller and the clearinghouse of a futures exchange or board of trade in which the parties agree to make a cash settlement on a specified future date in an amount determined by the closing price of an underlying securities index on the last trading day of the contract. A contract buyer, who holds a long position, must accept the cash settlement while a seller, who holds a short position, must deliver the cash settlement. In order to buy or sell an index futures contract, the Fund must make an initial margin deposit of cash, U.S. government or other acceptable securities with its custodian in a segregated account. The initial margin is returned to the Fund upon termination of the contract, assuming all contractual obligations have been met.

         The Fund may buy or sell index futures contracts only if, at the time the transaction is made and after giving effect thereto, the sum of the aggregate initial margin deposits (i.e., the collateral) on all open index futures contracts and the premiums paid on all unexpired options on index futures is 5% or less of the Fund's net assets. The Fund may engage in futures transactions only on futures exchanges or boards of trade.

PORTFOLIO TURNOVER


         The Fund's Manager retains maximum flexibility to change the Fund's investments whenever it believes it is appropriate to do so. The length of time the Fund has held a particular security is not a consideration in buying or selling decisions, and it can be expected that the portfolio turnover may be substantial. Portfolio turnover involves some expense to the Fund, including brokerage commissions which the Fund must pay. The Manager intends to purchase a security whenever it believes it will contribute to the Fund's stated growth objective, even if the security has only recently been sold. In selling a security the Manager recognizes that profits from sales of securities held less than three months must be limited in order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and that such profits are taxed to shareholders as ordinary income. See "Taxation" below. Subject to those considerations, the Manager will sell a given security, no matter how long or short a period it has been held and no matter whether the sale is at a profit or a loss, if the Manager believes the investment is not fulfilling its purpose. This may be because the investment has not lived up to expectations, or because it has reached its estimated potential, or it may be replaced with another security offering a greater potential reward, or a change in circumstances may have occurred in the company or industry or the market or economy to prompt the decision. When a decline in the general market is expected, the Manager may sell securities to raise the Fund's cash position and likewise when an increase in prices is expected the Manager may increase its equity positions and decrease its cash position.



         An actively managed growth oriented equity portfolio requires that decisions be made to capitalize on emerging new potential opportunities and in other cases to hedge against potential risks that may occur. Since all investment decisions are based on potential risk or reward of a security, the rate of portfolio turnover is irrelevant when the Manager believes a change is needed to achieve the Fund's growth objective. The Fund's annual portfolio turnover rate for the fiscal year ended January 31, 1996 was 525.30%. This level of portfolio turnover might cause the Fund's brokerage commissions and other transaction costs to be higher than those of most other mutual funds, and might cause the Fund to lose its status as a regulated investment company if, generally, 30% or more of the Fund's gross income is derived from the sale or other disposition of stock or securities that have been held by the Fund for less than three months.


LEVERAGE

         The Fund may employ "leverage" by borrowing funds to purchase or carry securities. The Manager may use leverage in periods when it believes that the opportunities for gain are potentially greater than the risk of loss, but only up to 15% of total assets (including amounts borrowed for temporary or
emergency purposes).   See "Investment Restrictions," below.


         The Fund will only borrow from banks, and only if the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If at any time the value of the Fund's assets should fail to meet the 300% coverage requirement, the Fund will, within three business days, reduce its borrowings to the extent necessary to eliminate any shortfall. To do so, or to meet maturing bank loans, the Fund may on occasion be required to dispose of portfolio securities when such disposition may not otherwise be desirable. This is a fundamental policy of the Fund which may not be changed without approval of a majority of its outstanding shares. Currently, the Fund has a committed credit facility with First Interstate Bank of California.


         Interest on money borrowed is an expense of the Fund which may result in little or no net income for the Fund during periods when its borrowings are substantial. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit.

INVESTMENT RESTRICTIONS

         Specific investment restrictions help the Fund reduce long term investment risks for its shareholders. These restrictions are summarized below, and a complete listing is contained in the Statement of Additional Information.

1. The Fund will not purchase a security if, as a result: (a) with respect to 75% of its total assets, more than 5% of its total assets (measured at the time of purchase) would be invested in the securities of a single issuer; (b) the Fund would own more than 10% of the outstanding voting securities of any single issuer; or (c) more than 25% of the Fund's total assets at the time of purchase would be invested in a particular industry. These limitations do not apply to securities of the U.S. government, its agencies or instrumentalities.

2. (a) The Fund may borrow money for leverage, and in addition for temporary or emergency purposes. Such borrowings together with other funds borrowed to purchase securities (see "Leverage") may not exceed 15% of the total assets of the Fund. (b) The Fund may borrow money only from banks, or by engaging in reverse repurchase agreements. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.

3. (a) The Fund may temporarily lend up to 25% of its portfolio securities to broker-dealers and institutions, but only when the loans are fully collateralized, purchase debt securities in accordance with its investment objective and policies, and enter into repurchase agreements. (b) To the extent that repurchase agreements are deemed to be loans, the transactions described in (a) above, in the aggregate, will be limited to 33 1/3% of the Fund's total assets.

         The specific investment restrictions summarized above are fundamental and may not be changed without shareholder approval. Non-fundamental policies and limitations may be changed at any time without shareholder approval, although shareholders will be given 30 days' prior written notice of any such changes. For a complete listing of fundamental and non-fundamental policies and limitations, see "Investment Restrictions" in the Statement of Additional Information.

                                  RISK FACTORS

         The investment practices described above may involve certain risks. The Statement of Additional Information contains more detailed information
about these investments and the risks that may be associated with them.   Some
of the principal risks are as follows:

         Investment Criteria. Companies which fit the criteria described in "Investment Objective and Policies of the Fund-General" will principally have equity market capitalizations of $100 million to $20 billion. Companies which have equity market capitalizations of less than $1 billion are generally more volatile and speculative and may cause the Fund's portfolio to fluctuate in value more than the Standard & Poor's Composite 500 Stock Index. The Manager may also invest in selected turn-around situations, consistent with the objective of capital growth.

         Securities Loans, Repurchase Agreements and Forward Commitments. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral. The Fund also may purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

         Foreign Securities. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. Exchange rates with respect to certain currencies may be particularly volatile. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. Foreign income taxes may be withheld at the source of payment of dividend by the foreign issuer. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

         In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

         Short Sales. There are several risks in connection with short selling by the Fund. For example, if the price of a security sold short increases between the time of the short sale and the time the Fund buys shares to replace the borrowed security, the Fund will incur a loss. Moreover, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales.

         Options and Index Futures.    There are several risks in connection
with the Fund's use of put and call options and index futures contracts as hedging devices. For example, there may be an imperfect correlation between movements in the prices of the options or index futures and movements in the prices of the securities which are the subject of the hedge. In addition, successful use of all hedging strategies is subject to the Manager's ability to identify a hedging device which is expected to reasonably correlate in price movement with the Fund, that part of the Fund's investment portfolio, or the particular security being hedged.

         Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. An exchange-traded option the Fund has purchased may be closed out only by effecting a "closing sale" transaction of an option of the same series as the option purchased on an exchange that provides a secondary market for such
options.   There is no guarantee that a liquid
secondary market will exist for any particular option.   In addition,
regardless of any potential benefit the Fund may realize through allowable options transactions, the cost of purchasing options will reduce the overall return on the Fund's portfolio.

         OTC equity options generally differ from exchange-traded equity options in that exchange-traded options are standardized with respect to the underlying instrument, expiration date, contract size and "strike" price, while the terms of OTC options are negotiated with the counterparty OTC equity dealers ("counterparties") to the option contract and are valued using counterparty-supplied valuations. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options may involve greater credit risk than exchange-traded options which are issued and guaranteed by the Options Clearing Corporation, the clearing organization of the exchanges where exchange-traded options are traded. The risk of illiquidity may also be greater with OTC options, since they generally may be closed out only by negotiation with the counterparty to the transaction. While the Fund will enter into such transactions only with counterparties whose creditworthiness has been reviewed and found satisfactory by the Manager, there is no guarantee that the counterparty to the transaction will perform as agreed.

         Although the Fund's ability to engage in transactions in index futures contracts is subject to a limitation based on the aggregate amount of initial margin deposits, because of the relatively low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in losses to the Fund substantially in excess of such initial margin deposits.

         Leverage. Borrowing for investment increases both investment opportunity and investment risk. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from the borrowing is a fixed one, the asset value per share of the Fund will tend to increase more when the portfolio assets increase in value and decrease more when portfolio assets decrease in value than would otherwise be the case. This is the speculative factor known as leverage.

         Uninsured Investment. Mutual fund shares are not deposits or obligations of (or endorsed or guaranteed by) any bank, nor are they federally insured or otherwise protected by the Federal Deposit Insurance Corporation
(FDIC), the Federal Reserve Board or any other agency.


         Management of the Fund. New USA Research & Management Co., the Fund's Manager, is an investment adviser formed in 1992. The Fund's Distributor is William O'Neil + Co. Incorporated ("WON + Co."), a registered investment adviser and broker-dealer which was founded in 1963. Both the Manager and WON + Co. are affiliated persons of the Fund.


         Because of the provisions described below under "Management of the Fund," if the Manager has deferred its fee, or paid expenses on behalf of the Fund for which it has not been reimbursed, in one of the three years prior to a shareholder investing in the Fund, it is possible that, subject to certain conditions (including at all times complying with the maximum state expense limitations), the Fund will reimburse the Manager for such sums after the shareholder has invested in the Fund. To that extent, the Fund would incur an expense after the shareholder has invested in the Fund that pertains to services provided by the Manager to the Fund before the shareholder invested. The amount of any contingent reimbursement or recoupment that may be payable to the Manager under these circumstances will be explicitly set forth in a note to the Fund's audited financial statements.

                                    THE FUND

         The Fund is the first of what is contemplated to be a diversified series of New USA Mutual Funds, Inc. (the "Company"), an open-end management investment company registered under the 1940 Act. The Company may from time to time create and issue additional series of funds, which may have different investment objectives than those of the Fund.

                                  THE MANAGER

         New USA Research & Management Co. is the Fund's Manager; its address is 12655 Beatrice Street, Los Angeles, California 90066. The Manager is an investment adviser, formed in January 1992 and registered as such with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.


         The Manager provides investment advice to the Fund and manages the Fund's investments. The Manager supplements its research efforts by drawing on the expertise of many national brokerage research firms, including WON + Co. and regional firms who closely follow companies in their geographic regions. This supplemental research may be purchased on a "soft dollar" basis involving commissions paid by the Fund. (At this time, the Fund is the sole client of the Manager, and the Fund receives the exclusive benefit of this research obtained by the Manager.) Information so received is in addition to and not in lieu of the services required to be performed by the Manager under the Investment Management Agreement with the Fund, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.



         Founded in 1963 as an investment management and brokerage firm, WON + Co. is a comprehensive national investment information company providing securities research to more than 600 institutions-banks, mutual funds, insurance companies, pension plans, and corporate and government organizations. WON + Co. maintains what it believes to be one of the most extensive computer research capabilities in the securities industry with fundamental and technical historical information on more than 7,500 companies. This database is continually updated with price, volume, earnings, news and more than 100 key fundamental and market measurements for each company. WON + Co. focuses on companies with entrepreneurial type managements which have introduced unique new products, services or technologies.



         WON + Co. practices "bottom up" investment research; that is, instead of basing predictions on "macro" economic projections, key performance factors are monitored for early signs of broad new trends in individual companies and industries.


                             MANAGEMENT OF THE FUND


         The Company has a Board of Directors which establishes the Fund's policies and supervises and reviews the management of the Fund. The day-to-day operations of the Fund are administered by the officers of the Company and by the Manager pursuant to the terms of an Investment Management Agreement with the Fund. WON + Co. is the Fund's Distributor; its address is 12655 Beatrice Street, Los Angeles, California 90066. It is expected that the Manager will draw upon the research and administrative resources of WON + Co. in its discretion and consistent with applicable regulations.



         As of the date of this Prospectus, O'Neil Data Systems, Inc. ("ODS"), an electronic book publisher, owned 100% of WON + Co. and the Manager. ODS is wholly owned by Data Analysis Inc., which is approximately 97% owned by Mr. William J. O'Neil.



         William J. O'Neil, Chairman of New USA Research & Management Co., began his career as an investment consultant and money manager with Hayden, Stone & Co., where he developed his unique investment strategies. In 1963, he founded WON + Co., a highly respected institutional research company. The firm serves more than 600 institutional investors through its "O'Neil Database" services and, via an affiliate, more than 20,000 individual investors through the weekly "Daily Graphs" books. The firm also created the first daily computer database in the securities industry with detailed historical information on more than 7,500 publicly traded companies. In 1984, Mr. O'Neil founded Investor's

Business Daily ("IBD"), a national daily business newspaper. According to the International Circulation Managers' Association, IBD was the fastest growing newspaper in America in terms of circulation in 1993.

         Mr. O'Neil authored the book, How to Make Money in Stocks, the second edition of which was published by McGraw Hill in 1994. More than 75,000 individual and professional investors have attended his paid workshops and nationwide seminars. Mr. O'Neil expects to provide general investment counsel and guidance to the Manager, including advice as to strategies with respect to certain markets.


         WON + Co.'s investment philosophy is incorporated into a disciplined set of guidelines which is referred to as C-A-N S-L-I-M. C-A-N S-L-I-M covers the following criteria: Current quarterly earnings; Annual earnings increases; New products, New management and/or New highs in a stock's price; Shares of common stock outstanding; Leader or Laggard; Institutional sponsorship; Market direction. Because this discipline can be followed by the Fund even if there is a change in portfolio managers, the performance of the Fund should not be impacted as greatly by a change in portfolio manager as other funds which rely heavily on an individual portfolio manager's selections.



         David Ryan, who is primarily responsible for managing the Fund's portfolio, is an experienced investment professional with over 14 years as a securities analyst and portfolio manager. With respect to the management of public mutual funds, Mr. Ryan has managed The New USA Mutual Fund since its inception in April 1992. From 1985 through 1991, Mr. Ryan was a portfolio manager at WON + Co., where he managed the investments, through their respective investment accounts, of each of WON + Co. and its parent company. Mr. Ryan won the U.S. Investing Championships in 1985, 1986 and 1987, and has been lecturing across the country on his stock selection strategy and principles for the past eight years.



         Mr. O'Neil, who is an officer and director of the Manager and the Fund, has been and will continue to be a decision-maker on the investment advice rendered by WON + Co. to its clients. The investment advisory objectives of WON + Co. are not necessarily the same as the investment objectives of the Fund, and, consequently, the investment decisions of the Fund will not necessarily coincide with the investment advice rendered by WON + Co. to its clients. Accordingly, although the Fund will receive research materials, including recommendation services, from WON + Co., the Fund may or may not choose to follow investment advice given by WON + Co. to its clients.


         The Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Fund with respect to the Manager's responsibilities under the Investment Management Agreement with the Fund. The Manager also compensates the members of the Company's Board of Directors who are interested persons of the Manager, and arranges, but does not pay, for preparing and disseminating prospectuses and shareholder reports to prospective investors.


         As compensation, the Fund pays the Manager a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the following annual rates: 1% on the first $500 million of net assets and .75% on net assets exceeding $500 million. For fiscal 1996, the Fund paid the Manager $1,810,848 (representing 1.00% of the Fund's average net assets, based on average net assets of approximately $181 million).


         The rate of the management fee paid by the Fund is higher than that paid by most other investment companies. The Manager, however, will defer some or all of its management fee, if necessary (and if such is not sufficient then the Manager will reimburse the Distributor for its 12b-1 expenses), to the extent necessary to keep the Fund's annual operating expenses at or below the maximum allowed by applicable state expense limitations. Any deferrals made by the Manager in its fees and any payments by the Manager of 12b-1 expenses are subject to recoupment or reimbursement by the Fund within the following three fiscal years, provided the Fund is able to effect such recoupment or reimbursement and remain in compliance with applicable expense limitations, provided the Manager is still at that time serving in such capacity and provided the payment of such expenses (or the recoupment of such fee) would not affect the Fund's tax status or otherwise have an adverse tax impact on the Fund or its shareholders. In the event that all applicable state expense limitations referred to above are repealed or revoked, the Manager has agreed that, solely for purposes of the Manager's contingent right to recoupment as described in this paragraph, the Fund will continue to calculate its ability to make such recoupment based on the assumption that such expense limitations are still in effect at the level that was in effect immediately prior to such repeal or revocation. The Statement of Additional Information contains more detailed information concerning the management of the Fund.

         Pursuant to an Administration Agreement dated May 1, 1993 (the "Administration Agreement"), State Street Bank and Trust Company (the "Administrator") will perform, or arrange for the performance of, certain administrative services for the Fund, including: maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations.


         The Fund will pay the Administrator a fee at the annual rate of 0.10% of the Fund's average daily net assets up to $125 million, 0.08% on the next $125 million, and 0.04% of those assets in excess of $250 million, which will be payable monthly. The Administrator's principal address is 1776 Heritage Drive, North Quincy, Massachusetts 02171.



         The Fund is responsible for its own operating expenses including, but not limited to: the costs (including brokerage commissions and referral fees to brokers, if any, for referring institutional investors) of securities purchased or sold by the Fund and any losses incurred in connection therewith; fees payable to and expenses incurred on behalf of the Fund by the Manager under the Investment Management Agreement or WON + Co. under the Amended and Restated Distributor's Agreement or by State Street Bank and Trust Company under the Administration Agreement; filing fees and expenses relating to the registration and qualification of the Fund's shares and the Company under federal and/or state securities laws and maintaining such registrations and qualifications; fees and salaries payable to the Company's Directors who are Independent Directors; all expenses incurred in connection with the Independent Directors' services, including travel expenses; taxes (including any income or franchise taxes) and governmental fees; costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; legal, accounting and auditing expenses, including legal fees of special counsel for the Independent Directors; charges of custodians, transfer agents, pricing agents and other agents; costs of preparing share certificates; with respect to existing shareholders, expenses of setting in type, printing and mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders; any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Company is a party and the expenses the Company may incur as a result of its legal obligation to provide indemnification to its officers, Directors, employees and agents incurred by the Company or the Fund); fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; the cost of investment company literature and other publications provided by the Company to its Directors and officers; and costs of mailing, stationery and communications equipment. In the fiscal year ended January 31, 1996, the Fund's total expenses as a percentage of average net assets were 2.20% (see "Fees and Expenses of the Fund").


         To the extent the Manager performs a service or assumes an operating expense for which the Fund is obligated to pay (other than services which the Manager is obligated to perform under the Investment Management Agreement), the Manager is entitled to seek reimbursement from the Fund within the following three fiscal years for the Manager's costs incurred in rendering such service or assuming such expense.

         The Manager is obligated pursuant to the Investment Management Agreement to attempt to obtain the best net results in terms of price and execution, and in that connection considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Manager may lawfully and appropriately use in its investment management and advisory capacities. Provided the Fund receives best execution at competitive prices, the Manager may also consider the sale of Fund shares as a factor in selecting broker-dealers for the Fund's portfolio transactions.

         WON + Co. acts as one of the Fund's brokers in the purchase and sale of portfolio securities in a minority of transactions and, in that capacity, will receive brokerage commissions from the Fund. The Fund uses WON + Co. as its broker only when, in the judgment of the Manager and pursuant to review and procedures adopted by the Board of Directors of the Company in accordance with rules under the 1940 Act, that firm will obtain for the Fund a price and execution at least as favorable as that available from other qualified brokers. See "Execution of Portfolio Transactions" in the Statement of Additional Information for further information regarding the Fund's policies concerning the execution of portfolio transactions, and for information relating to commissions paid to brokers, including WON + Co.



         When consistent with the above policies, brokerage may be directed to persons or firms supplying investment information to the Manager, including WON + Co. The investment information provided to the Manager is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Manager's own internal research and investment strategy capabilities. Such research services include, among other things, the furnishing of information, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. There may be occasions where the transaction cost charged by a broker, including WON + Co., may be greater than that which another broker may charge if the Manager determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

                           HOW TO INVEST IN THE FUND


         The Fund's shares are offered directly to the public at their current net asset value with a sales load. The Fund's shares are offered for sale by WON + Co., the Fund's Distributor, 12655 Beatrice Street, Los Angeles, California 90066, or through securities brokers or dealers who execute a Selling Agreement with WON + Co. Most investment brokers and dealers have a Selling Agreement with WON + Co. and will be glad to accept your order.



         The minimum initial investment in the Fund is $1,000, except that the minimum initial investment for individual retirement accounts, Keogh plans, 401(k) plans and other retirement plans ("retirement plans"), custodian accounts for minors and automatic investment plan accounts is $250, and the minimum initial investment for certain Directors, officers and employees of the Company and the Manager, among others, is $500. Subsequent investments must be at least $50, except that the minimum subsequent investment for retirement accounts, custodian accounts for minors and automatic investment plan accounts is $25. The Manager or the Distributor, in their discretion, may waive these minimums for qualifying programs with broker-dealers.


         The public offering price is the net asset value plus a sales charge. The sales charge varies depending on the size of your purchase. The current sales charges are(1):





                                                                      SALES CHARGE AS          AMOUNT OF
                                                                      A PERCENTAGE OF        SALES CHARGE
                                                                      ----------------         REALLOWED
                                                                       NET                   TO DEALERS AS
            SIZE OF TOTAL                                           OFFERING      ASSET     A PERCENTAGE OF
             INVESTMENT                                               PRICE       VALUE    OFFERING PRICE(2)
            -------------                                           --------      -----    -----------------
Less than $50,000 . . . . . . . . . . . . . . . . . . . . . . .        5.00%      5.26%          4.80%
$50,000-$99,999 . . . . . . . . . . . . . . . . . . . . . . . .        4.25       4.44           4.00
$100,000-$249,999 . . . . . . . . . . . . . . . . . . . . . . .        3.25       3.36           3.00
$250,000-$499,999 . . . . . . . . . . . . . . . . . . . . . . .        2.50       2.57           2.20
$500,000-$999,999 . . . . . . . . . . . . . . . . . . . . . . .        2.00       2.04           1.80
$1,000,000-$2,499,999 . . . . . . . . . . . . . . . . . . . . .        1.00       1.01           0.80
$2,500,000-$4,999,999 . . . . . . . . . . . . . . . . . . . . .        0.50       0.51           0.40
$5,000,000 and up . . . . . . . . . . . . . . . . . . . . . . .         N/A       N/A            0.25(3)



         Fund shares are sold at net asset value without imposition of sales charges when investments are made by the following: (i) Current or retired Directors* and officers* of the Company and any other investment companies for which New USA Research & Management Co. may serve as investment

___________________


(1) WON + Co. pays sales commissions to brokers in amounts equal to the amounts of sales charges reallowed to dealers.



(2) At the discretion of WON + Co., the entire sales charge may at times be reallowed to dealers or paid as a commission to brokers. The Staff of the Securities and Exchange Commission has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.



(3) This figure is 0.25% of the amount of the transaction, and is paid by WON + Co., but WON + Co. will be reimbursed by the Fund therefor.

manager; employees* or retired employees* of the Company or of affiliated companies of New USA Research & Management Co.; and trusts primarily for the benefit of such persons; and (ii) registered representatives* in their individual capacity or full-time employees* of brokers and dealers which have entered into Selling Agreements with WON + Co.; and (iii) a broker, dealer, registered investment adviser or bank trust department that has entered into an agreement with WON + Co. providing specifically for the use of Fund shares in fee-based investment products made available to such person's clients. In addition, the Distributor, in its discretion, may waive the sales charge on invested amounts in excess of $1,000,000, or for certain institutional investors, including corporate 401(k) plans. (However, there will be a deferred sales charge of 1% of the original purchase price, with no commission or reallowance to the broker or dealer, if investors for whom the sales charge has been waived redeem their investment within 12 months.) Also, a shareholder who has redeemed shares of the Fund may invest all or part of the redemption proceeds in the Fund's shares at its net asset value provided that such investment is effected within 60 days after the redemption trade date. This privilege may be exercised only once by a shareholder. Information sufficient to permit verification must be furnished to National Financial Data Services, the Fund's Shareholder Servicing Agent, when the purchase is placed. Such redemption and reinvestment is a taxable transaction.



         The Fund receives the net asset value. The sales charge is allocated between your investment dealer and WON + Co. WON + Co. pays commissions to brokers in amounts equal to the amounts of sales charges reallowed to dealers. At the discretion of WON + Co., however, the entire sales charge may at times be paid as a commission to brokers or reallowed to dealers. The Manager or the Distributor may, at their expense, provide additional promotional incentives or payments to brokers or dealers that sell shares of the Fund. In some instances, these incentives or payments may be offered only to certain brokers or dealers who have sold or may sell significant amounts of shares.


         In addition, the Fund pays ongoing trail commissions to brokerage firms, financial institutions (including banks) and others that facilitate the administration and servicing of shareholder accounts at the annual rate of 25 basis points (0.25%) of the average balance of accounts for which such persons are the brokers or dealers of record. These trail commissions constitute 12b-1 expenses and are subject to the maximum state total expense limitation.

         In its discretion, the Distributor may elect to pay additional fees to certain brokers or dealers for special services relating to the distribution of the Fund's shares and the servicing of shareholder accounts. The Distributor will be entitled to reimbursement for such fees under the Fund's Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, subject to the limits of such plan. In exchange for special services relating to the distribution of the Fund's shares, the Distributor offers to pay to national brokerage houses with a large retail distribution network an annual fee of up to six basis points (0.06%) of the average daily net assets invested in the Fund through such brokerage when, at the time such special servicing agreements are entered into, such net assets so invested through such brokerage are in excess of $100 million.

AUTOMATIC INVESTMENT PLAN


         The Fund has an Automatic Investment Plan allowing investors to make regular, systematic investments in the Fund from their bank checking accounts. Investors may choose to make investments on the fifth and/or twentieth day of each month (or the next business day) from their financial institution in amounts of $25 or more. There is no service fee for participating in this Plan. Investors can set up the Automatic Investment Plan with any financial institution that is a member of the Automatic Clearing House. Please refer to the application, included in the Supplemental Application Forms section of this Prospectus and call (800) 221-5838 with any questions. The Fund reserves the right to suspend, modify, or terminate the Automatic Investment Plan or its use by any person without notice.


____________________________

*Includes spouse, children and parents. The Fund will also honor internal policies which individual broker-dealers may have established for net asset value purchases by their employees and such employees' relatives.

         The Automatic Investment Plan is a method to implement dollar cost averaging. Dollar cost averaging is a promise to yourself to invest a specific amount on a regular basis. Of course, dollar cost averaging does not ensure a profit nor protect against a loss. You should consider your financial ability to continue purchases through periods of low price levels. A service fee of $20 will be charged for any Automatic Investment Plan purchase that does not clear due to insufficient funds in the designated checking account.

RIGHTS OF ACCUMULATION

         Reduced sales charges apply on a cumulative basis over any period of time. Thus, the value of all shares of the Fund owned by an investor, taken at the current net asset value, can be combined with a current purchase to determine the rate of sales charges applicable to the current purchase. In order to receive the cumulative quantity reduction, the existing shares of the Fund held by an investor must be called to the attention of the Distributor or the Shareholder Servicing Agent at the time of the current purchase; otherwise, the investor will not be able to receive the cumulative quantity reduction with respect to that current purchase.

LETTER OF INTENT

         You may qualify for a reduced sales charge on your purchase of shares of the Fund immediately by completing the Letter of Intent section of the New Account Application (the "Letter of Intent"), in which you state your intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. The terms of the Letter of Intent include provisions granting a security interest in 5% of the amount of your total intended purchase to the Distributor to assure that the full applicable sales charge will be paid if you do not complete the intended purchase. Additional information regarding the Letter of Intent is provided in the Statement of Additional Information.

         Rights of Accumulation and Letter of Intent applies to purchases by a "single purchaser," i.e.: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts; (c) a pension, profit-sharing or other employee benefit plan qualified or nonqualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"); and (d) tax-exempt organizations enumerated in
Section 501(c)(3) or (13) of the Code.

INVESTING DIRECTLY

         Investors who desire to purchase shares directly from the Fund should follow the instructions indicated below.

  BY CHECK:

  Initial Investment

    -    Complete the Fund's New Account Application (included with this
         Prospectus).
    -    Make your check payable to "The New USA Mutual Fund."
    - Mail the completed New Account Application and your check to the Fund's Shareholder Servicing Agent: National Financial Data Services, P.O. Box 419244, Kansas City, Missouri 64141-6244.

  Subsequent Investments

    -    Detach and complete the stub attached to your account statement.
    -    Make your check payable to "The New USA Mutual Fund."
    -    Write your shareholder account number on the check.
    - Mail the check and reinvestment form to National Financial Data Services, P.O. Box 419284, Kansas City, Missouri 64141-6284.

  BY WIRE:

  Initial Investment

    - Before wiring funds, call the Fund's Shareholder Servicing Agent, National Financial Data Services, at (800) 221-5838 to advise the Shareholder Servicing Agent that you intend to make an initial investment by wire and to receive an account number.

    - Provide the Shareholder Servicing Agent with your name and the dollar amount to be invested.

    - Complete the Fund's New Account Application (included with this Prospectus). Be sure to include the date of the wire and the account number as indicated in Section 3 of the Application. Mail the completed New Account Application to the address shown at the top of the New Account Application.

Request your bank to transmit immediately available funds by wire for purchase of shares in your name to the Fund's Transfer Agent, as follows:

State Street Bank and Trust Company
Boston, MA
ABA   #011000028
Attn: Mutual Fund Division
DDA   #9904-750-8
      The New USA Mutual Fund

  For credit to:
      Name of Shareholder:
                           ------------------------------------------------
      Shareholder Account Number:
                                  -----------------------------------------
      Shareholder Tax ID Number:
                                 ------------------------------------------

  Subsequent Investments


      - Instruct your bank to wire funds as indicated above. It is not necessary to contact the Shareholder Servicing Agent prior to making subsequent investments by wire.


         It is essential that complete information regarding your account be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Investors may obtain further information about remitting funds in this manner and any fees that may be imposed from their own banks.

         All investments must be made in U.S. dollars and, to avoid fees and delays, checks should be drawn only on U.S. banks. A charge may be imposed if any check used for investment does not clear. The Fund and the Distributor reserve the right to reject any purchase order in whole or in part.


         If an order, together with payment in proper form, is received by the Shareholder Servicing Agent, WON + Co. or another authorized securities broker or dealer, by the earlier of 4:00 p.m., New York City time, or the close of regular trading on the New York Stock Exchange, Fund shares will be purchased at the Fund's next determined net asset value. Orders for Fund shares received after the earlier of 4:00 p.m., New York City time, or the close of regular trading on the New York Stock Exchange will be purchased at the net asset value determined on the next day the New York Stock Exchange is open for trading.


INVESTING THROUGH SECURITIES BROKERS OR DEALERS


         Investors may purchase shares of the Fund from WON + Co. or other securities brokers or dealers who have entered into a Selling Agreement with WON + Co. Investors should contact their securities broker or dealer directly for appropriate instructions, as well as information pertaining to accounts and any related fees. Purchase orders through securities brokers or dealers are effected, plus applicable charges, at the next determined net asset value after receipt of the order by such broker or dealer, and it is the responsibility of the securities broker or dealer to transmit orders on a timely basis to the Fund's Shareholder Servicing Agent.

GENERAL


         Federal income tax regulations require that an investor furnish his, her or its Taxpayer Identification Number and certain other certifications upon opening or reopening an account in order to avoid backup withholding of taxes on distributions or redemptions by the Fund. See the Fund's New Account Application included with this Prospectus for further information concerning this requirement. Share certificates will only be issued by the Fund if necessary or if requested by the investor.


RETIREMENT PLANS

         Shares of the Fund are available for purchase by any retirement plan, including Keogh plans, 401(k) plans, 403(b) plans and IRAs (individual retirement accounts).

                               DISTRIBUTION PLAN


         In order to compensate investment brokers and dealers (including, for this purpose, certain financial institutions) for services provided in connection with sales of Fund shares and the maintenance of shareholder accounts, WON + Co. makes quarterly payments to qualifying brokers and dealers at the annual rate of .25% of the average net asset value of shares of the Fund which are attributable to shareholders for whom the brokers or dealers are designated as the brokers or dealer of record. In its discretion, the Distributor may elect to pay additional fees to certain brokers and dealers for special services relating to the distribution of the Fund's shares and the servicing of shareholder accounts. WON + Co. may also pay referral fees to brokers for referring institutional investors. WON + Co. may suspend or modify these payments at any time, and payments are subject to the continuation of the Fund's Distribution Plan described below and the terms of Selling Agreements between brokers and dealers and WON + Co.



         The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The purpose of the Plan is to permit the Fund to compensate WON + Co. for services provided and expenses incurred by it (including the expenses referred to in the preceding paragraph) in promoting the sale of shares of the Fund, reducing redemptions, or maintaining or improving services provided to shareholders by WON + Co. or brokers or dealers. The Plan provides for payments by the Fund to WON + Co., subject to the authority of the Company's Board of Directors to reduce the amount of payments or to suspend the Plan for such periods as they may determine. The amount of any such reimbursement by the Fund is limited under the Plan to 0.25% for service fees and 0.75% for all other permissible distribution expenses of the Fund's average net assets annually, and is also subject to state expense limitations.



    Subject to these limitations, the amount of such payments and the specific purposes for which they are made shall be determined by the Board of Directors of the Company. At present, the Board of Directors has approved payments under the Plan for the purpose of reimbursing WON + Co. for payments made by it to brokers or dealers under the Selling Agreements referred to above as well as for certain additional expenses related to shareholder services and the distribution of shares.


                    HOW TO REDEEM AN INVESTMENT IN THE FUND


    The Fund will redeem all or any portion of an investor's outstanding shares upon request. Redemptions can be made on any day that the New York Stock Exchange is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption and such request is received by the Fund's Shareholder Servicing Agent, National Financial Data Services or, in the case of repurchase orders, WON + Co. or other securities brokers or dealers. A request for redemption will be deemed to have been received by the close of regular trading on the New York Stock Exchange if it is received by the Fund's Transfer Agent by the earlier of 4:30 p.m., New York City time, or within thirty minutes after the close of the New York Stock Exchange on that same day from a broker or dealer that has executed a Selling Agreement with WON + Co., provided that the broker or dealer has received the request by the earlier of 4:00 p.m. or the close of regular trading on the New York Stock Exchange. The procedures for requesting a redemption are set forth below.

         Direct Redemption. Redemptions can be requested in writing by letter directed to the Fund's Shareholder Servicing Agent. The Shareholder Servicing Agent requires that the signature(s) on the written request be guaranteed by a commercial bank or a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc. for redemption requests over $25,000. Redemption proceeds will be mailed or wired in accordance with the shareholder's instructions to a predesignated account as promptly as possible, but no later than seven business days (or such shorter period as may be required by applicable law) after receipt of the request by the Fund's Shareholder Servicing Agent. The minimum amount that may be wired is $5,000 (wire charges, if any, will be deducted from redemption proceeds).

         Telephone Redemption. If the shareholder has actively selected telephone redemption privileges on the New Account Application, shareholders may redeem valid shares by calling the Fund's Shareholder Servicing Agent at
(800) 221-5838 before 4:00 p.m. New York City time, or before the close of regular trading on the New York Stock Exchange, if earlier, on any business day the New York Stock Exchange is open. Redemption proceeds will be mailed to the shareholder's address of record as promptly as possible, but no later than seven (or such shorter period as may be required by applicable law) days after receipt of the request by the Fund's Shareholder Servicing Agent.

         Shareholders may elect to establish telephone redemption and exchange privileges. Such privileges will not be made available automatically without an election by the shareholder. By electing to establish telephone redemption or exchange privileges, a shareholder authorizes the Fund and its Shareholder Servicing Agent to act upon the instruction of the shareholder by telephone to redeem a minimum of $2,000 but no more than $25,000 from the account for which such service has been authorized, or to effect an exchange pursuant to the Exchange Privilege (defined below under "Money Market Exchange Privilege").
The shareholder is also agreeing that neither the Fund nor the Shareholder Servicing Agent will be liable for any loss, expense or cost arising out of any telephone redemption request or telephonic exercise of the Exchange Privilege, including any fraudulent or unauthorized requests, AND THE SHAREHOLDER ALONE WILL BEAR THE RISK OF LOSS, so long as reasonable procedures are employed and the Fund or the Shareholder Servicing Agent reasonably believes that the telephonic instructions are genuine.

         The Fund and the Shareholder Servicing Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These reasonable procedures include (1) establishing the identity of the caller by use of a "Personal Identification Number" and/or confirming the shareholder's name, address and Social Security Number; (2) all telephone conversations with the Shareholder Servicing Agent are recorded; (3) redemption proceeds will be mailed/wired only according to the previously established instructions; and (4) a statement confirming each redemption will be mailed to the shareholder. If the Fund or the Shareholder Servicing Agent does not follow such reasonable procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Shareholders may experience delays in exercising telephone redemption privileges or telephonic exercise of the Exchange Privilege during periods of abnormal market activity, in which case shareholders may wish to send a written redemption request or exercise of the Exchange Privilege to the Fund's Shareholder Servicing Agent by overnight mail to the following address: The New USA Mutual Fund, c/o National Financial Data Services, 1004 Baltimore, Kansas City, Missouri 64105.

         Shareholders may request telephone redemption privileges after an account is opened; however, the authorization form will require a signature guarantee.


         Repurchase Orders. Shareholders may also sell shares back to the Fund by wire or telephone through WON + Co. or other securities brokers or dealers who have executed a Selling Agreement with WON + Co. Shareholders are entitled to the net asset value next determined after receipt of a repurchase order by the securities broker or dealer.


         General. There is no charge on redemptions of shares. However, shares tendered through brokers or dealers (other than the Distributor) may be subject to a service charge that may be imposed by certain such brokers or dealers. Payment of the redemption proceeds will be made promptly regardless of when the redemption occurs, but not later than seven days (or such shorter period as may be required by applicable law) after the receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee in cases where telephone redemption privileges are not being utilized. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. In the case of shares purchased by check and redeemed shortly after purchase, the Shareholder Servicing Agent will not mail redemption proceeds until it has been notified that the monies used for the purchase have been collected, which may take up to 15 days from the purchase date.

         Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if at any time, due to redemptions by the shareholder, the total value of a shareholder's account does not equal at least $500. If the Fund determines to make such an involuntary redemption, the shareholder will first be notified that the value of its account is less than $500 and will be allowed 30 days to make additional investment to bring the value of its account to at least $500 before the Fund takes any action.

SYSTEMATIC WITHDRAWAL PLAN

         The Fund also provides a systematic withdrawal plan to be established on shareholder accounts following completion of the application included in the Supplemental Application Forms section of this Prospectus. This account privilege is subject to the following conditions:

    (1) Establishing a withdrawal plan on a Fund account requires a minimum investment of $10,000.

    (2) Withdrawals must be in the amounts of $50 or more and may be taken on a monthly, quarterly, semi-annual or annual basis.

    (3) Dividend and capital gain distributions must be reinvested in the account as full and fractional shares.

    (4) Redemptions are made at net asset value as of the earlier of 4:15 p.m., New York City time, or the close of regular trading on the New York Stock Exchange on the 15th of each month (or the next business day).

    (5) The systematic withdrawal plan may be terminated by either the Fund or the shareholder at any time, without penalty, by written notification to the other party.

                        MONEY MARKET EXCHANGE PRIVILEGE

         The Distributor has arranged for shares of the Money Market Portfolio of Cash Account Trust, a diversified open-end money market mutual fund
("CAT"), to be available in exchange for shares of the Fund and shares of CAT so acquired plus any shares acquired through reinvestment of dividends on such shares may be re-exchanged for shares of the Fund without a sales charge ("Exchange Privilege"). A shareholder may exercise the Exchange Privilege from each account in the Fund into CAT a maximum of four times per calendar year. A service fee of $5 per exchange into CAT is charged against the shareholder's account by the Distributor to help defray the costs of the transaction. The Distributor receives a fee from the administrator of CAT of .75 of 1% per year of the average daily net asset value of shares of CAT acquired through the Distributor. This Exchange Privilege does not constitute an offering or recommendation by the Fund of CAT. CAT is separately managed and is not a series of New USA Mutual Funds, Inc. Shares of CAT acquired directly, and not by exchange from the Fund, may be exchanged for shares of the Fund subject to the normal sales charge.

         How to Exchange Shares. The above described Exchange Privilege may be exercised by sending written instructions to the Shareholder Servicing Agent or by telephone if the shareholder has affirmatively selected telephone redemption privileges on the New Account Application. (See "Direct Redemption" and "Telephone Redemption," under "How to Redeem an Investment in the Fund," above.) An exchange requires the purchase of shares of the acquired fund with a value of at least $1,000 (or with a value of at least $2,000 and a maximum of $25,000 if effected by telephone). Exchange redemptions and purchases are effected on the basis of the net asset values next determined after receipt of the request in proper order by the Shareholder Servicing Agent. In the case of exchanges into CAT, dividends generally commence on the business day following the exchange. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss, although if the shares exchanged have been held less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. See the Statement of Additional Information.


         Additional information concerning this privilege and prospectuses for CAT may be obtained from WON + Co. or other securities brokers and dealers who have executed a Selling Agreement with WON + Co. A shareholder should read the prospectus and consider differences in objectives and policies before making any exchange. Questions concerning your CAT account should be addressed to your broker or dealer or National Financial Data Services, the Shareholder Servicing Agent. The Fund or the Distributor can change or discontinue this privilege, although shareholders generally would be given 60 days' advance notice of any termination or material amendment of the Exchange Privilege and shareholders who had exchanged into CAT generally would be permitted to reacquire shares of the Fund without a sales charge for at least 60 days after notice of termination of the Exchange Privilege.


SYSTEMATIC EXCHANGE PLAN

         Shares invested in CAT may be automatically exchanged into the Fund, in increments of $50 or more, on a monthly or quarterly basis (the "Systematic Exchange Plan"). Investors may choose to make exchanges on the fifth or twentieth day of each month (or the next business day) or the first month of each calendar quarter. In order to implement such a Systematic Exchange Plan, a shareholder must either have: 1) a balance of at least $1,000 in both CAT and the Fund; or 2) a balance of at least $5,000 in CAT. The other general rules and considerations governing exchanges described above apply to automatic exchanges effected under the Systematic Exchange Plan. There is no service fee for participating in the Systematic Exchange Plan. Please refer to the Systematic Exchange Plan Application included in the Supplemental Application Forms section of this Prospectus and call (800) 221-5838 with any questions. The Fund reserves the right to suspend, modify, or terminate the Systematic Exchange Plan or its use by any person without notice.

         The Systematic Exchange Plan is a method to implement dollar cost averaging. Dollar cost averaging is a promise to yourself to invest a specific amount on a regular basis. Of course, dollar cost averaging does not ensure a profit nor protect against a loss. You should consider your financial ability to continue purchases through periods of low price levels.

                  HOW THE FUND'S PER SHARE VALUE IS DETERMINED

         The Fund's net asset value is determined once daily as of the earlier of 4:15 p.m., New York City time, or the close of regular trading on the New York Stock Exchange on each day that the New York Stock Exchange is open for trading. Net asset value per share is calculated by dividing the value of the Fund's total net assets by the total number of the Fund's shares then outstanding.

         As more fully described in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale, the closing bid price. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by or under the supervision of the Board of Directors of the Company in accordance with methods which are specifically authorized by the Board of Directors of the Company. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value, unless the Manager determines conditions indicate otherwise.

                          DIVIDENDS AND DISTRIBUTIONS

         The Fund currently intends to distribute all of its investment company taxable income and net capital gain, if any, at least annually. It is anticipated that distributions will be declared and made in December of the current year (or, at the very latest, January of the following year). Such distribution will consist of substantially all of the investment company taxable income for the calendar year plus substantially all of the net long- and short-term capital gain for the twelve-month period ending on October 31 of such calendar year. The second distribution, if required to avoid the imposition of tax on the Fund, will be declared and made following the end of the Fund's taxable year and will include any undistributed investment company taxable income and net capital gain for such taxable year, to the extent deemed necessary by the Company. The amount and frequency of distributions by the Fund are not guaranteed and are subject to the discretion of the Company's Board of Directors. There are two types of distributions which the Fund will make to its shareholders:

    1. Investment Company Taxable Income Distributions. Income in the form of dividends and interest received by the Fund in connection with its investment in securities, less the expenses incurred by the Fund in its operations, is the Fund's investment company taxable income, substantially all of which will be distributed as dividends to the Fund's shareholders.


    Any net short-term capital gain realized by the Fund (taking into account any carryover of capital losses from previous years), while technically a distribution from capital gains, will be distributed to shareholders with and as a part of investment company taxable income distributions.


    2. Net Capital Gain Distributions. Net gain recognized by the Fund on transactions involving investments held for the period required for long-term capital gain or loss treatment (currently more than one year) after deduction of any net short-term capital loss, which includes any capital losses carried over from previous years, will be distributed and treated as long-term capital gain income in the hands of the shareholders regardless of the length of time they have held the Fund's shares.


DISTRIBUTIONS MAY BE REINVESTED IN ADDITIONAL SHARES AT NO COST


         Unless investors request cash distributions in writing or on the New Account Application included with this Prospectus, all Fund distributions will be automatically reinvested in additional shares of the Fund and credited to the shareholder's account at the closing net asset value on the reinvestment date. Investors have the right to change their election with respect to the receipt of distributions by notifying the Shareholder Servicing Agent in writing, but any such change will be effective only as to distributions for which the record date is seven or more business days after the Fund has received the written request.

         For shareholders who have requested cash distributions, in the event the U.S. Postal Service is unable to deliver a check to the authorized address, the Fund's Shareholder Servicing Agent will mail the check a second time. If the check is returned for the second time as undeliverable, the Fund will terminate the shareholder's election to receive dividends and other distributions in cash. The returned distribution will be reinvested and subsequent dividends and other distributions will be automatically reinvested in additional shares of the Fund. The shareholder will need to notify the Fund's Shareholder Servicing Agent in writing of his or her correct address and request that dividends and other distributions be received in cash if the shareholder wishes to reinstate that option.

                                    TAXATION


         The following discussion reflects some of the provisions of the Code, which affect mutual funds and their shareholders. See the Statement of Additional Information, which is available upon request to the Fund, for a further discussion regarding the federal income tax considerations relevant to an investment in the Fund.


         The Fund has elected to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to avoid federal income taxation on the investment company taxable income and net capital gain it distributes to shareholders. The Fund distributes substantially all of its investment company taxable income and net capital gain on a current basis.


         All Fund distributions will be taxable to the Fund's shareholders as ordinary income, except that any distributions of "net capital gain", (defined in the Code as the excess of the net long-term capital gain for the taxable year over the net short-term capital loss for such year) will be taxed as long-term capital gain, regardless of how long the shareholder has held the Fund's shares. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. A dividend paid by the Fund in the month of January will generally be considered to have been paid on December 31 of the preceding year (and thus taxable in such preceding year), if the dividend was declared and payable to shareholders of record in the months of October, November or December of the preceding year.


         Promptly after the end of each calendar year, the Fund will notify each of the shareholders of the amount and tax characterization of distributions made (or treated as made) by the Fund for the preceding year.

         The foregoing discussion is included for informational purposes only. It is not intended to be a full discussion of all tax implications of an investment in the Fund. Prospective investors are urged to consult with their tax advisors with respect to the federal, state, local foreign and other tax consequences of an investment in the Fund.

                              GENERAL INFORMATION

         The Company. The Fund is a series of a Maryland corporation called New USA Mutual Funds, Inc., which was organized on December 30, 1991. The Articles of Incorporation permit the Board of Directors to issue up to 200 million of full and fractional shares of common stock, $.01 par value, which may be issued in any number of series. While the Fund is currently the only series of the Company, the Board of Directors may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

         Shareholder Rights. Shares issued by the Fund have no preemptive, conversion or subscription rights. Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Company, votes separately on matters affecting only the Fund (e.g., approval of the Investment Management Agreement); all series of the Company will vote as a single class on matters affecting all series jointly or the Company as a whole (e.g., election or removal of Directors). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Directors can, if they so choose, elect all of the Directors. While the Company is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Directors in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Company for the purpose of electing or removing Directors. The Fund held a special meeting of its shareholders on May 13, 1993 for the purpose of electing the Board of Directors, approving the Investment Management Agreement, approving the Plan of Distribution of the Fund, ratifying the selection of independent public accountants and amending the Company's Articles of Incorporation to change the name of the Company to New USA Mutual Funds, Inc. Shareholders may receive assistance from the Company in communicating with other shareholders in connection with the election or removal of Directors pursuant to the provisions contained in Section 16(c) of the 1940 Act.

         Performance Information. From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period according to a specific formula. Aggregate total return is calculated in a similar manner, except that the results are not annualized. Total return figures will reflect all recurring charges against Fund income. Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

         Reports to Shareholders. The Fund will send to its shareholders Semi-Annual and Annual Reports. The financial statements appearing in the Annual Reports are audited by independent public accountants.

         Shareholder Inquiries. Shareholder inquiries concerning purchases, redemptions and matters relating to accounts generally should be directed to National Financial Data Services at (800) 221-5838. For general information concerning the Fund, shareholders should call their broker or dealer or call the Distributor at (800) 222-2USA.

                        BACKUP WITHHOLDING INSTRUCTIONS

         Shareholders are required by law to provide the Fund with their correct social security or other taxpayer identification number ("TIN"), regardless of whether they file tax returns. Failure to do so may subject a shareholder to penalties. Failure by a shareholder to provide a correct TIN or properly to complete the New Account Application, including Section 1, or to sign the shareholder's name in Section 11 could result in backup withholding by the Fund of an amount of income tax equal to 31% of any distributions, redemptions or other payments made to the shareholder's account. Any taxes so withheld may be credited against taxes owed on the shareholder's federal income tax return.

         A shareholder who does not have a TIN should apply for one immediately by contacting the local office of the Social Security Administration or the Internal Revenue Service. Special rules apply for shareholders who are in specialized tax categories. For example, for an account established under the Uniform Transfer to Minors Act, the TIN of the minor should be furnished.

         If a shareholder is a nonresident alien of the United States or other foreign entity, Sections 1 and 11 should be properly completed, and a completed Form W-8 should be provided to the Fund in order to avoid backup withholding on distributions, redemptions or other payments made by the Fund. Payments made to the account of such a shareholder by the Fund may be subject to federal income tax withholding of up to 30% of the amount of such payments in lieu of backup withholding.

         A shareholder which is an exempt recipient should furnish its TIN in
Section 11. Exempt recipients include: certain corporations, tax-exempt pension plans, Keogh and IRA accounts, governmental agencies, financial institutions and registered securities and commodities dealers.

         For further information regarding backup withholding, see Section 3406 of the Code and consult with a tax adviser.

         This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No salesman, broker, dealer or other person is authorized to give any information or make any representation other than those contained in this Prospectus or in the Statement of Additional Information.

                         SUPPLEMENTAL APPLICATION FORMS

                           AUTOMATIC INVESTMENT PLAN

                               HOW DOES IT WORK?

(1) National Financial Data Services, through United Missouri Bank, draws an automatic clearing house ("ACH") debit electronically against your personal checking account each month according to your instructions.


(2) Choose any amount ($25 or more) that you would like to invest regularly and your debit for this amount will be processed by National Financial Data Services as if you had written a check yourself.


(3) Shares will be purchased and a confirmation sent to you.

                              HOW DO I SET IT UP?

(1) Complete the Automatic Investment Plan Applications and, if you do not already have an account, the New Account Application included with this Prospectus.

(2) Write "VOID" across one of your personal checks, attach it to the Automatic Investment Plan Application-Part I, and mail to National Financial Data Services, The New USA Mutual Fund (P.O. Box 419244, Kansas City, Missouri 64141-6244).

(3) When your bank accepts your authorization, debits will be generated and your Automatic Investment Plan started. In order for you to have ACH debits from your account, your bank must be able to accept ACH transactions and/or be a member of an ACH association. Your branch manager should be able to tell you your bank's capabilities. We cannot guarantee acceptance by your bank.

(4) Please allow one month for processing of your Automatic Investment Plan before the first debit occurs.

                  AUTOMATIC INVESTMENT PLAN APPLICATION-PART I

TO:   National Financial Data Services, The New USA Mutual Fund (P.O. Box
419244, Kansas City, Missouri  64141-6244).

Please start an Automatic Investment Plan for me and invest the following amount(s) in my account(s) with:

_________The New USA Mutual Fund                               $________

_________Cash Account Trust Money Market Portfolio             $________

on the _____5th and/or _____20th of each month. (The 20th will be selected if neither option is chosen.)

_________I am in the process of establishing an account OR

_________my account number is_______________________________________.


________________________________________________________________________________
Name as account is registered

________________________________________________________________________________
Name as account is registered (joint owner)

________________________________________________________________________________
Street

________________________________________________________________________________
City                               State                    Zip

I understand that my ACH debit will be dated on the day(s) of each month as indicated above or as specified by written request. I agree that if such debit is not honored upon presentation, National Financial Data Services may discontinue this service and any share purchase made upon deposit of such debit may be canceled. I further agree that if the net asset value of the shares purchased with such debit is less when said purchase is canceled than when the purchase was made, National Financial Data Services shall be authorized to liquidate other shares or fractions thereof held in my account to make up the deficiency. This Automatic Investment Plan may be discontinued by National Financial Data Services upon 30 days' written notice or at any time by the investor by written notice to National Financial Data Services which is received not later than 5 business days prior to the above designated investment date.

Signatures: _________________________________________
            (Owner)
            _________________________________________
            (Joint Owner)

                 AUTOMATIC INVESTMENT PLAN APPLICATION-PART II

BANK REQUEST AND AUTHORIZATION

TO:
    ---------------------------------------------------------------------------
    Name of Your Bank                          Bank Checking Account Number


    ---------------------------------------------------------------------------
    Address of Bank/Branch Where Account is Maintained

As a convenience to me, please honor ACH debits on my account drawn by National Financial Data Services through United Missouri Bank, and payable to The New USA Mutual Fund.

I agree that your rights with respect to such debit shall be the same as if it were a check drawn upon you and signed personally by me. This authority shall remain in effect until you receive written notice from me changing its terms or revoking it, and until you actually receive such notice, I agree that you shall be fully protected in honoring any such debit.

I further agree that if any debit be dishonored, whether with or without cause or whether intentionally or inadvertently, you shall be under no liability whatsoever.

Depositor
          -----------------------------------------------------------------
          Signature of Bank Depositor as shown on bank records

Depositor
          -----------------------------------------------------------------
          Signature of Bank Depositor as shown on bank records (joint owner)

NOTE: Your bank must be able to accept ACH transactions and/or be a member of an ACH association in order for you to use this service.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

INDEMNIFICATION AGREEMENT

TO: The bank named above.

So that you may comply with your Depositor's request and authorization, The New USA Mutual Fund agrees as follows:

(1) To indemnify and hold you harmless from any loss you may suffer arising from or in connection with the payment by you of a debit drawn by National Financial Data Services to the order of The New USA Mutual Fund designated on the account of your depositor executing the authorization including any costs or expenses reasonably incurred in connection with such loss. The New USA Mutual Fund will not, however, indemnify you against any loss due to your payment of any debit generated against insufficient funds.

(2) To refund to you any amount erroneously paid by you to National Financial Data Services on any such debit if claim for the amount of such erroneous payment is made by you within three months of the date of such debit on which erroneous payment was made.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                     SYSTEMATIC WITHDRAWAL PLAN APPLICATION

TO: National Financial Data Services, The New USA Mutual Fund (P.O. Box 419244, Kansas City, Missouri 64141-6244).

Please start a Systematic Withdrawal Plan for me and withdraw
$___________________ from my New USA Mutual Fund account as I have elected below (choose one):


                     _______Monthly                            _______Quarterly

                     _______Semi-annually                      _______Annually


Quarterly, semi-annual and annual withdrawals will be made during the first month of the appropriate calendar period. All withdrawals will be made on the 15th of each month (or the next business day), as appropriate pursuant to your selection, above.

____ I am in the process of establishing an account OR ______________________

____ my account number is ___________________________________________________

_____________________________________________________________________________
Name as account is registered

_____________________________________________________________________________
Name as account is registered (joint owner)

Please send the proceeds to:

_____________________________________________________________________________
Street

_____________________________________________________________________________
City                                    State                   Zip


Signatures: ________________________________________
            (Owner)

            ________________________________________
            (Joint Owner)

                      SYSTEMATIC EXCHANGE PLAN APPLICATION

TO: National Financial Data Services, The New USA Mutual Fund (P.O. Box 419244, Kansas City, Missouri 64141-6244).

Please start a Systematic Exchange Plan for me and exchange shares having a value of $_______________ from my Cash Account Trust Money Market Portfolio account to my New USA Mutual Fund account as I have elected below (choose one):

_____ Monthly

_____ Quarterly

on the _____5th or _____20th (choose one) of each month or of the first month of each calendar quarter. (The 20th will be selected if neither option is chosen.)

_____ I am in the process of establishing my accounts OR _____ my account numbers are

______________________________________________________________________
The New USA Mutual Fund account number

______________________________________________________________________
Cash Account Trust Money Market Portfolio account number

______________________________________________________________________
Name as accounts are registered

______________________________________________________________________
Name as accounts are registered (joint owner)

The account registration information for the two accounts involved in the Systematic Exchange Plan must be the same in all respects.

I understand that my exchange will be dated on the day(s) of each month or quarter as indicated above or as specified by written request. This Systematic Exchange Plan may be discontinued by National Financial Data Services upon 30 days' written notice or at any time by the investor by written notice to National Financial Data Services which is received not later than 5 business days prior to the above designated exchange date.


Signatures: ________________________________________
            (Owner)

            ________________________________________
            (Joint Owner)

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT MANAGER                                 THE NEW USA MUTUAL FUND
New USA Research & Management Co.
12655 Beatrice Street
Los Angeles, California 90066



DISTRIBUTOR
New USA Mutual Funds Distributor,
a division of
William O'Neil + Co. Incorporated
12655 Beatrice Street
Los Angeles, California 90066



ADMINISTRATOR
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171


SHAREHOLDER SERVICING AGENT
National Financial Data Services
P.O. Box 419244
Kansas City, Missouri 64141-6244


CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171


INDEPENDENT PUBLIC ACCOUNTANTS                 The New USA Mutual Fund
Arthur Andersen LLP
One International Place
Boston, Massachusetts 02110                          ------------

                                                      Prospectus

                                                     ------------
LEGAL COUNSEL
Gibson, Dunn & Crutcher
333 South Grand Avenue
Los Angeles, California 90071                        May    , 1996

                                     PART B

                        -------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                        -------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY   , 1996


                            THE NEW USA MUTUAL FUND

                    c/o State Street Bank and Trust Company

                              1776 Heritage Drive

                       North Quincy, Massachusetts 02171

                                 (800) 222-2872


     The New USA Mutual Fund (the "Fund") is a diversified series of New USA Mutual Funds, Inc. (the "Company"), an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act") offering redeemable shares of beneficial interest. The Company may from time to time issue additional series of funds, which may have different investment objectives than those of the Fund. The investment objective of the Fund is to seek capital growth. The Fund seeks to achieve its objective by investing in equity securities, primarily the common stocks of domestic companies.


     A Prospectus for the Fund, dated May   , 1996, as may be amended from time
to time, provides the basic information you should know before purchasing shares of the Fund and may be obtained without charge from the Company at the address stated above. This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Fund's Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


                               TABLE OF CONTENTS


                                                Page
                                                ----
The Company...................................    2
Investment Objective and Policies.............    2
Investment Restrictions.......................    7
Distribution Plan.............................    8
Distributions and Tax Information.............    9
Directors and Officers........................   12
The Investment Manager........................   14
Execution of Portfolio Transactions...........   15
Additional Purchase and Redemption Information   17
Determination of Share Price..................   19
Principal Underwriter.........................   21
Administrator.................................   21
Performance Information.......................   21
General Information...........................   22
Financial Statements..........................   23

                                  THE COMPANY

     New USA Mutual Funds, Inc. (the "Company") is an open-end management investment company organized as a Maryland corporation. The Company currently offers shares of beneficial interest, $.01 par value per share, in one series, The New USA Mutual Fund (the "Fund"). The Fund is a diversified series of the Company. The Fund is managed by New USA Research & Management Co. (the "Manager"). The Company was formerly known as New USA Funds, Inc., and changed its name in May, 1993.


     William J. O'Neil, an individual resident in California, owns approximately 97% of Data Analysis Inc., which in turn owns 100% of O'Neil Data Systems, Inc. ("ODS"), which in turn owns the Manager, and also owns Investor's Business Daily, Inc., Direct Marketing Specialists, Inc., William O'Neil + Co. Incorporated ("WON + Co."), the Distributor for the Fund, and approximately 27% of Daily Graphs, Inc. As of the date of this Statement of Additional Information, WON + Co. owns 100% of Finadco, Inc. and approximately 73% of Daily Graphs, Inc.


                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective and policies of the Fund are described in greater detail in the Fund's Prospectus. The following discussion supplements the discussion in the Fund's Prospectus. There can be no guarantee the objective of the Fund will be attained.

     When-Issued Securities. The Fund may from time to time purchase securities on a "when-issued" basis. It is anticipated that such securities will principally be equity securities. The price of such securities is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Fund does not believe that its net asset value will be adversely affected by its purchase of securities on a when-issued basis. The Fund will establish a segregated account with its custodian bank in which it will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund will earn no income on these assets.

     Short-Term Trading. In seeking to attain the Fund's objective, the Manager will buy or sell portfolio securities whenever the Manager believes it appropriate to do so. In deciding whether to sell a portfolio security, the Manager does not consider how long the Fund has owned the security. From time to time the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of most other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities-excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Manager considers a change in the Fund's portfolio.

     Foreign Securities. Under its current policy, which may be changed without shareholder approval, the Fund may invest up to the limit of its total assets specified in its Prospectus (which currently is 10%) in securities principally traded in markets outside the United States. Eurodollar certificates of deposit areexcluded for purposes of this limitation. Also excluded are dollar-denominated American Depositary Receipts traded in the

United States on exchanges or in the over-the-counter market. Foreign investments can be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign income taxes may be withheld at the source of payment of dividends by some foreign issuers. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. To hedge against possible variations in foreign exchange rates, the Fund may purchase and sell forward foreign currency contracts. These represent agreements to purchase or sell specified currencies at specified dates and prices. The Fund will only purchase and sell forward foreign currency contracts in amounts the Manager deems appropriate to hedge existing or anticipated portfolio positions and will not use such forward contracts for speculative purposes. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a subcustodian.

     Securities Loans. The Fund may make secured loans of its portfolio securities amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower.
Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities.

     Forward Commitments. The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

     Repurchase Agreements. The Fund may enter into repurchase agreements up to the limit specified in the Prospectus. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Manager will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

     Primes and Scores. The Fund will structure its investments in the securities of unit investment trusts ("UITs") to comply with applicable provisions of the 1940 Act. The presently applicable provisions require that the Fund and affiliated persons of the Fund not own together (i) more than 3% of the total outstanding stock of any one UIT, (ii) the securities of any single UIT having an aggregate value in excess of 5% of the value of the Fund's total assets and (iii) securities of all UITs having an aggregate value in excess of 10% of the value of the Fund's total assets.

     Short Sales. When the Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In addition, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The Fund may, in some instances, have to pay a premium to borrow the security. The Fund also must pay to the broker any dividends or interest payable on the borrowed security until the Fund replaces the security.

     The Fund's obligation to replace the security borrowed in connection with a short sale will be secured by collateral deposited with the broker, consisting of cash or U.S. government securities or other securities acceptable to the broker. In addition, the Fund will be required to deposit cash or U.S. Government securities as collateral in a segregated account with its custodian in an amount such that the value of both collateral deposits is at all times equal to 100% of the current market value of the securities sold short. The deposits do not necessarily limit the Fund's potential loss on a short sale, which may exceed the entire amount of the collateral deposits.


     If the price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a capital loss, and if the price declines during this period, the Fund will realize a capital gain for federal income tax purposes, which generally will be long-term or short-term depending on the period for which the Fund holds, and the timing of the acquisition of, the security delivered to close the short sale. Any realized capital gain will be decreased, and any incurred capital loss will be increased, by the amount of the transaction costs and any premium, dividend, or interest which the Fund may have to pay in connection with such short sale.


     The Fund may engage in short sales only up to the limit of the market value of its net assets specified in its Prospectus (which is currently 5% of net assets and, in regards to the securities of a single issuer, the lesser of 2% of net assets or 2% of the capital stock of any class of the issuer). The Fund is not required to liquidate an existing short sale position solely because a change in market value or the number of outstanding securities of an issuer has caused one or more of these percentage limitations to be exceeded.

     The Fund may also sell securities short "against the box." While a short sale is the sale of a security the Fund does not own, it is "against the box" if, at all times when the short position is open, the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities sold short. Short sales "against the box" are aggregated with other short sales in applying the percentage limitations described above.

     Options and Index Futures. The Fund may buy certain exchange-traded and over-the-counter ("OTC") put and call options as specified in the Prospectus, and buy and sell futures contracts on any securities indices, including indices linked to the over-the-counter market, for purposes of hedging its portfolio. Options and index futures contracts may be referred to as a type of "derivative" security. Derivatives are financial arrangements whose returns are linked to, or derived from, some underlying stock, bond, commodity or other asset. The Fund will not engage in options or transactions in index futures contracts for speculation. The Fund may purchase put or call options only if, at the time the purchase is made and after giving effect thereto, the aggregate premiums paid on all such unexpired options are 5% or less of the Fund's net assets, except that the Fund may purchase put and call options on index futures only if, at the time the purchase is made and after giving effect thereto, such premiums are 2% or less of the Fund's net assets. In addition, the Fund may buy or sell index futures contracts if, at the time the transaction is made and after giving effect thereto, the sum of the aggregate initial margin deposits on all open index futures contracts and the premiums paid on all unexpired options on index futures is 5% or less of the Fund's net assets.

     Purchasing Puts and Calls.    A put option is a contract that, in return
for the premium, gives the holder of the option the right to sell to the writer the underlying security at a specified price: (i) in the case of American-style options, at any time during the term of the option, or (ii) in the case of European-style options, at expiration. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period (in the case of American-style options) or at expiration (in the case of European-style options) against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to the seller of a corresponding put. When the Fund buys a put, it benefits only if the put is sold at a profit or if, at the time the put is exercised, the market price of the underlying investment is below the difference of the exercise price minus the transaction costs and the premium paid. If the put is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment.

     Buying a put on an investment it does not own permits the Fund either to sell the put or buy the underlying investment and sell it at the exercise price. The sale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

     A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price: (i) in the case of American-style options, at any time during the term of the option, or (ii) in the case of European-style options, at expiration. If the market price of the underlying investment is equal to or below the exercise price, and as a result the call is not exercised or resold, then the call will become worthless at its expiration date, and the Fund will lose its premium payment and the right to buy the underlying investment. The call may, however, be closed out prior to expiration (whether or not at a profit).

     Index Futures Contracts. Transactions in index futures contracts differ from the purchase or sale of equity securities in that no price is paid or received by the Fund upon entering into a contract. Instead, an initial margin deposit, typically between 5% and 8% of the value of the contracts being entered into, is required to buy or sell an index futures contract for hedging purposes. When the Fund enters into an index futures contract, the Fund must deposit the initial margin, consisting of cash, U.S. government securities or other securities acceptable to the futures broker, with the Fund's custodian in a segregated account in the name of the futures broker. This amount is in the nature of a performance bond or good faith deposit and is returned to the Fund upon termination of the contract, assuming all contractual obligations have been met.

     Index futures contracts are settled every day based upon fluctuations in the price of the underlying index through a process known as marking to market. For example, if the Fund has entered into an index futures contract whereby it benefits from an increase in the value of the underlying index and the price of the underlying index has risen, the Fund will receive from the futures broker a payment, known as variation margin, equal to that increase in value. Conversely, if the price of the underlying index declines, the Fund would be required to make a variation margin payment to the futures broker equal to the decline in value.

     Successful use of index futures contracts by the Fund for hedging purposes is subject to the Manager's ability to predict movements in the direction of the market. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the index on which the contracts are sold may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures contracts and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, since all participants in the futures market are subject to margin deposit and maintenance requirements and investors may close futures contracts through offsetting transactions rather than by meeting additional margin deposit requirements, the normal relationship between the index and futures markets could be distorted. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures contracts, even a correct forecast of general market trends by the Manager may still not result in a successful hedging transaction over a short time period.

     Options on Index Futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date.

     Options on Indices. As an alternative to purchasing put and call options on index futures, the Fund may purchase exchange-traded put and call options on the underlying indices themselves. Such options could be used in a manner identical to the use of options purchased on index futures, described above.

     OTC Options.  The Fund may buy OTC put and call equity options that are:
(i) substantially similar to exchange-traded options on broad or narrow stock indices, including indices linked to the over-the-counter market, or (ii) based on customized underlying reference instruments, such as tailored indices or groups of stocks designed to more closely reflect the composition of the Fund's investment portfolio or that part of the Fund's investment portfolio that is
the subject of the hedge.   The Fund will limit its activities in OTC options
to transactions with U.S. dealers, specifically leading banks and securities dealers, that are rated by major credit rating organizations, such as Standard & Poor's Corporation and Moody's Investors Service, Inc., as "A" or higher.

     Liquidity of Options and Index Futures. There is no assurance that a liquid secondary market will exist for any particular exchange-traded options or index futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges or boards of trade may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired and, in the event of adverse price movements on open futures contracts, the Fund would have to make daily variation margin payments. Such price movements, however, would be offset all or in part by the price movements of the securities subject to the hedge.

     The risk of illiquidity may be greater with OTC options, since they generally may be closed out only by negotiation with the counterparty to the transaction. The Fund will treat purchased OTC options as illiquid securities. However, with respect to OTC options written by such counterparties pursuant to an agreement requiring a closing transaction at a formula valuation, the amount of illiquid securities may be calculated with reference to the formula valuation. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Manager following procedures approved, and periodically reviewed, by the Board of Directors.

                            INVESTMENT RESTRICTIONS

     The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

     1. With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment (a) more than 5% of the total assets of the Fund would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund. With respect to the remaining 25% of its total assets, there are no such limitations.

     2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of up to 25% of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan, then through repurchase agreements as described above and in the Prospectus. The transactions described above, in the aggregate, will be limited to 33 1/3% of the Fund's total assets.

     3. (a) Borrow money other than from a bank, or by engaging in reverse repurchase agreements, and then not in excess of 15% of its total assets. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings. If at any time the value of the Fund's assets should fail to meet the 300% coverage requirement, the Fund will, within three business days, reduce its borrowings to the extent necessary to eliminate the shortfall.

     (b) Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible options or other hedging transactions.

     4. Except as required in connection with permissible options or other hedging transactions, purchase securities on margin or underwrite securities. (This does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

     5. Buy or sell interests in oil, gas or mineral exploration or development leases and programs, or real estate. (This does not preclude investments in marketable securities of issuers engaged in such activities, other than real estate limited partnerships.)


     6. Invest more than 10% of the value of its net assets, with no more than 5% in any one issuer, in securities of companies which have not had a record, together with their predecessors, of at least three years of continuous operations. (This is an operating policy which may be changed without shareholder approval, consistent with applicable law.)


     7.  Purchase or sell commodities or commodity contracts.

     8. Invest in securities of other investment companies except in the open market where no commission except the ordinary broker's commission is paid, or as part of a merger, consolidation or acquisition of assets, and other than primes and scores as discussed in the Prospectus. In no event may the Fund invest in such securities if immediately thereafter such securities would constitute more than 5% of the total assets of the Fund. (This is an operating policy which may be changed without shareholder approval, consistent with applicable law.)

     9. Invest, in the aggregate, more than 10% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than seven days to maturity.

     10. Invest in any issuer for purposes of exercising control or management. (This is an operating policy which may be changed without shareholder approval, consistent with applicable law.)

     11. Invest, at the time of purchase, more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (This does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

     12. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, (b) engaging in permitted futures transactions or (c) entering into repurchase agreements.

     13. Acquire or dispose of put, call, straddle or spread options except as may be described herein and in the Fund's Prospectus, provided that, at the time the purchase is made and after giving effect thereto, the aggregate premiums paid on all such unexpired options are 5% or less of the Fund's net assets, except that the Fund may purchase put and call options on index futures only if, at the time the purchase is made and after giving effect thereto, such premiums are 2% or less of the Fund's net assets. (This is an operating policy which may be changed without shareholder approval, consistent with applicable law.)

     14. Buy or sell index futures contracts unless, at the time the transaction is made and after giving effect thereto, the sum of the aggregate initial margin deposits on all open index futures contracts and the premiums paid on all unexpired options on index futures is 5% or less of the Fund's net assets. (This is an operating policy which may be changed without shareholder approval, consistent with applicable law.)

     15. Engage in short sales of securities, including, without limitation, short sales "against the box," unless, at the time the short sale is made and after giving effect thereto, the aggregate market value of all securities sold short is less than or equal to 5% of the Fund's net assets, or unless in connection with permissible futures transactions. (This is an operating policy which may be changed without shareholder approval, consistent with applicable law.)

     16. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. (This is an operating policy which may be changed without shareholder approval, consistent with applicable law.)

     17. Invest, in the aggregate, more than 10% of its total assets in foreign securities (not including American Depositary Receipts and Eurodollar certificates of deposit). (This is an operating policy which may be changed without shareholder approval, consistent with applicable law.)

     18. Invest, in the aggregate, more than 5% of its net assets in restricted securities.

     19. Invest in securities of any issuer if the officers and directors of the Company or the Manager owning beneficially more than one-half of one percent of the securities of that issuer together as a group own beneficially more than 5% of the securities of that issuer.

     20. Invest more than 10% of the market value of its total assets in securities of unit investment trusts whose units are divided into "prime" and "score" components. (This is an operating policy which may be changed without shareholder approval, consistent with applicable law.)

     To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Directors and 30 days' prior written notice to shareholders.

     If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                               DISTRIBUTION PLAN


     In order to compensate investment brokers and dealers (including, for this purpose, certain financial institutions) for services provided in connection with sales of Fund shares and the maintenance of shareholder accounts, the Fund's Distributor, WON + Co., makes quarterly payments to qualifying brokers and dealers based on the average net asset value of shares of the Fund which are attributable to shareholders for whom the brokers or dealers are designated as the broker or dealer of record. WON + Co. makes such payments at the annual rate of .25% of such average net asset value. For this purpose, "average net asset value" attributable to a shareholder account means the product of (i) the average daily share balance of the account times (ii) the Fund's average daily net asset value per share. For administrative reasons, WON + Co. may enter into agreements with certain brokers and dealers providing for the calculation of "average net asset value" on the basis of assets of the accounts of the broker or dealer's customers on an established day in each quarter. In its discretion, the Distributor may elect to pay additional fees to certain brokers or dealers for special services relating to the distribution of the Fund's shares and the servicing of shareholder accounts. The Distributor will be entitled to reimbursement for such fees under the Fund's Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, subject to the limits of such plan. In exchange for special services relating to the distribution of the Fund's shares, the Distributor offers to pay to national brokerage houses with a large retail distribution network an annual fee of up to six basis points (0.06%) of the average daily net assets invested in the Fund through such brokerage when, at the time such special servicing agreements are entered into, such net assets so invested through such brokerage are in excess of $100 million. WON + Co. may also pay referral fees to brokers for referring institutional investors. WON + Co. may suspend or modify these payments at any time and payments are subject to the continuation of the Fund's Distribution Plan described below and the terms of Selling Agreements between brokers or dealers and WON + Co.



     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The purpose of the Plan is to permit the Fund to compensate WON + Co. for services provided and expenses incurred by it (including the expenses referred to in the preceding paragraph) in promoting the sale of shares of the Fund, reducing redemptions, or maintaining or improving services provided to shareholders by WON + Co. or brokers and dealers. The Plan provides for monthly payments by the Fund to WON + Co., subject to the authority of the Company's Board of Directors to reduce the amount of payments or to suspend the Plan for such periods as they may determine. The amount of any such reimbursement by the Fund is limited under the Plan to 0.25% for service fees and 0.75% for all other permissible distribution expenses of the Fund's average net assets annually, and is also subject to state expense limitations.



     Subject to these limitations, the amount of such payments and the specific purposes for which they are made shall be determined by the Board of Directors of the Company. At present, the Board of Directors has approved payments under the Plan for the purpose of reimbursing WON + Co. for payments made by it to brokers and dealers under those Selling Agreements referred to above as well as for certain additional expenses related to shareholder services and the distribution of shares.


     Continuance of the Plan is subject to annual approval by a vote of the Board of Directors, including a majority of the Board of Directors who are not interested persons of the Fund and who have no direct or indirect interest in the Plan or related arrangements (the "Independent Directors"), cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Board of Directors and the Independent Directors. The Plan may not be amended in order to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without being approved by a majority of the outstanding voting securities of the Fund. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the outstanding voting securities of the Fund or by a vote of a majority of the Independent Directors.


     For fiscal 1996, the Fund paid distribution expenses under the Plan of $1,086,509. Distribution expenses were paid by the Fund to WON + Co. in reimbursement of expenses related to services, shareholder accounts, and to compensating brokers or dealers and sales personnel.


                       DISTRIBUTIONS AND TAX INFORMATION

     Distributions. The Fund declares and makes distributions, as stated in its Prospectus. In order to avoid the payment of any federal excise tax, the Fund must declare and make (or be deemed to make) distributions on or before December 31 of each year at least equal to 98% of its "ordinary income" (which equals investment company taxable income, as described below, adjusted to, among other things, take into account net capital gain and to exclude net short-term capital gain and net long-term capital loss) for that calendar year and at least 98% of its capital gain net income (the excess of capital gains over capital losses, if any) for the 12-month period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gain net income from the previous calendar year on which no federal income tax was paid.

     Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described below, even though, from an investment standpoint, it may constitute a partial return of the shareholder's investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless be taxable to them.

     Taxation of the Fund. The Fund has elected to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income (which includes interest, dividends and net short-term capital gain in excess of net long-term capital loss) and any net capital gain (defined in the Code as the excess of net long-term capital gain over net short-term capital loss) for each calendar year in a manner which complies with the distribution requirements of the Code so as to avoid being subject to any federal income or excise taxes. However, the Board of Directors may elect to pay any applicable excise taxes if it determines that payment is, under the circumstances, in the best interests of the Fund.


     In order to qualify as a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (generally including gains from options, futures or forward contracts, but excluding futures contracts on commodities such as gold or oil) derived with respect to the business of investing in stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities (or options, futures or forward contracts thereon), or foreign currencies (or options, futures, or forward contracts thereon) that are not directly related to the Fund's stock and securities investment activities, held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (provided that the securities of any one issuer shall not exceed 5% of the Fund's assets or 10% of the voting securities of the issuer), and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, the Fund will not be subject to federal income tax on taxable income (including capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.


     The 30% limit on income from the disposition of certain options, futures, and forward contracts held less than three months and the qualifying income and diversification requirements described above may limit the extent to which the Fund will be able to engage in transactions in options, futures and forward contracts.

     Any security, option, or other position entered into or held by the Fund that substantially diminishes the Fund's risk of loss from any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until such position is disposed of; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund which may mitigate the effects of the straddle rules.

     Many of the options, futures contracts and forward contracts used by the Fund will be "Section 1256 contracts." Any gains or losses on Section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gains or losses, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also,
Section 1256 contracts held by the Fund at the end of each taxable year (and at other times prescribed under the Code) will be "marked to market," with the result that unrealized gains or losses will be treated as though they were realized during the year and the resulting gain or loss will be treated as ordinary or 60%/40% gain or loss, depending on the circumstances.

     The hedging transactions and other transactions in options, futures and forward contracts undertaken by the Fund also may result in "conversion transactions." Application of the conversion transaction rules may result in all or a portion of any long-term capital gain realized by the Fund from such transactions being treated as ordinary income. Because application of the conversion transaction rules may affect the character of capital gains, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that does not engage in such transactions.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally will be treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains and losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also will be treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.


     Taxation of Shareholders. Distributions of investment company taxable income and net capital gain will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net capital gain to be distributed, any capital loss carryovers from prior years will be applied against capital gains. Shareholders receiving distributions that are reinvested in shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions will also be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.


     Distributions of investment company taxable income (which includes the excess of net short-term capital gain over net long-term capital loss) will be taxed as ordinary income. A portion of the investment company taxable income distributions is expected to qualify for the corporate dividends-received deduction, subject to the satisfaction by the corporate shareholder of certain holding period and debt-financing restrictions. The portion of the distribution deducted by the corporate shareholder must be included in its adjusted alternative minimum taxable income.


     Any distribution of the Fund's net capital gain (described above) is treated as long-term capital gain regardless of the length of time the Fund's shares have been held by the shareholder. The maximum federal income tax rate on long-term capital gain income for individuals is currently 28%, as contrasted with a maximum federal income tax rate of 39.6% on ordinary income distributions. For corporate shareholders, the maximum federal income tax rate for long-term capital gain income as well as ordinary income is currently 35%.



     Distributions which are declared during October, November or December of any calendar year to shareholders of record in any such month and which are paid to shareholders in the following January will be taxable to shareholders as if received on December 31 of the year in which they were declared.

     Sales, redemptions and exchanges of shares of the Fund may result in gains or losses for tax purposes to the extent of the difference between the proceeds from the shares redeemed and the shareholder's adjusted tax basis for such shares. Any loss realized upon the redemption of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends during such six-month period. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

     Information Reporting and Backup Withholding. The Fund or the securities broker or dealer effecting a sale of Fund shares by a shareholder will be required to file information reports with the Internal Revenue Service ("IRS") with respect to distributions, redemptions and other payments made to the shareholders. In addition, the Fund will be required to backup withhold at a rate of 31% with regard to distributions, redemptions and other payments made to accounts of individual or other non-exempt shareholders who (i) have not furnished their correct taxpayer identification numbers and certain required certifications on the New Account Application, or (ii) with respect to which the Fund or the securities broker or dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to backup withholding. The Fund will inform investors of the source of their distributions at the time they are paid, and will promptly after the close of each calendar year advise investors of the tax status of such distributions.


     Miscellaneous. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. In particular, under the laws of certain states, distributions of investment company taxable income are taxable to shareholders as dividends, even though a portion of such distributions may be derived from interest on U.S. Government obligations which, if received directly by such shareholders, would be exempt from state income tax. Given the passive nature of the income realized and distributed by the Fund, as a very general rule, a shareholder should only be subject to tax on Fund distributions or redemption payments in the state in which the shareholder resides (or has its commercial domicile in the case of a non-individual).



     Nonresident aliens and foreign persons are subject to different tax rules and may be subject to withholding of up to 30% with respect to distributions or redemption payments received from the Fund.



     The foregoing discussion is included for informational purposes only. It is not intended to be a full discussion of all tax implications of an investment in the Fund. The foregoing discussion does not purport to deal with all aspects of taxation that may be relevant to particular shareholders in light of their personal investment or tax circumstances, or to certain types of shareholders (including insurance companies, tax-exempt organizations, financial institutions, broker-dealers, or foreign corporations and persons who are not citizens or residents of the United States) subject to special treatment under the Federal income tax laws. PROSPECTIVE INVESTORS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE SPECIAL TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND, INCLUDING THE FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF SUCH INVESTMENT AND POTENTIAL CHANGES IN APPLICABLE LAW.


                             DIRECTORS AND OFFICERS

     The Directors are responsible for the overall management of the Fund, including general supervision and review of its investment activities. The officers, who administer the Fund's daily operations, are appointed by the Board of Directors. The current Directors and officers of the Company and their affiliations and principal occupations for the past five years are set forth below.

William J. O'Neil, Chairman of the Board, Chief Executive Officer and Director*

   c/o Data Analysis Inc., 12655 Beatrice Street, Los Angeles, California 90066. Since January 1992, Mr. O'Neil has been Chairman, Chief Executive Officer and a Director of the Company, and Chairman and Chief Executive Officer of New USA Research & Management Co. Since 1984, Mr. O'Neil has been Chairman of Data Analysis Inc.

Jerry Dackerman, Director

   c/o Data Analysis Inc., 12655 Beatrice Street, Los Angeles, California 90066. Since 1988, Mr. Dackerman has been President and Chief Executive Officer of Consortium 2000, Inc., a telecommunications consulting firm. From 1977 to 1988, Mr. Dackerman was President and Chief Executive Officer of Robin & Dackerman, Inc., a telecommunications and information systems consulting firm.

James H. Macklin, Director

   c/o Data Analysis Inc., 12655 Beatrice Street, Los Angeles, California 90066. Mr. Macklin has been a Professor at California State University, Northridge in the Department of Accounting and Management Information Systems since 1983.

Jong S. Park, M.D., Director

   c/o Data Analysis Inc., 12655 Beatrice Street, Los Angeles, California 90066. Dr. Park was an orthopedic surgeon in private practice for twenty-nine years. Prior to 1989, Dr. Park was the President of Orthopedic Surgeons Associated of Lima, Ohio.

Fredrick M. Russo, M.D., Director


   c/o Data Analysis Inc., 12655 Beatrice Street, Los Angeles, California 90066. Since December 1984, Dr. Russo has been a physician at, and since 1995 has been President of, Facey Medical Group, Inc.


Lewis H. Stanton, Director*

   c/o Data Analysis Inc., 12655 Beatrice Street, Los Angeles, California 90066. Since October 1988, Mr. Stanton has been Chief Financial Officer of Data Analysis Inc.

Margaret R. Harries, Senior Vice President and Secretary


   c/o Data Analysis Inc., 12655 Beatrice Street, Los Angeles, California 90066. Since January 1992, Ms. Harries has been Senior Vice President of
   the Company.   Ms. Harries has been Senior Vice President and Compliance
   Officer of New USA Research & Management Co. since January 1995. In March 1995, Ms. Harries was elected Secretary of the Company. Since June 1989, Ms. Harries has been Compliance Director and Assistant Vice President of WON + Co. From May 1985 to May 1989, Ms. Harries was Circulation Manager and Assistant Vice President for Investor's Business Daily, Inc., a national business newspaper.


David Ryan, Senior Vice President


   c/o Data Analysis Inc., 12655 Beatrice Street, Los Angeles, California 90066. Since January 1992, Mr. Ryan has been Senior Vice President of the Company. Since March 1992, Mr. Ryan has been employed by New USA Research & Management Co. as Portfolio Manager of The New USA Mutual Fund. From 1982 to March 1992, Mr. Ryan served as a Portfolio Manager and Research Analyst with WON + Co.


Natalie D. Carter, Chief Financial Officer

   c/o Data Analysis Inc., 12655 Beatrice Street, Los Angeles, California 90066. Since October 1993, Ms. Carter has been employed by New USA Research & Management Co. as Chief Financial Officer. She has been employed by New USA Research & Management as Secretary since January 1994. Ms. Carter has also been Chief Financial Officer of the Company since November 1993. From February 1993 to September 1993, Ms. Carter was a Financial Reporting Analyst with Southern California Gas Co. Ms. Carter was an Internal Auditor for Pacific Enterprises from July 1992 to January 1993. From May 1986 to June 1992, Ms. Carter was an Auditor in the Accounting and Audit Division of Arthur Andersen LLP.


     The Directors of the Company who are not affiliated with WON + Co. or the Manager each receive a quarterly retainer of $1250 and fees of $1500 for each Board meeting attended and are reimbursed for expenses incurred in connection with attendance at Board meetings. The officers of the Company receive no compensation directly from it for performing the duties of their offices. However, those officers and Directors of the Company who are officers or partners of the Manager or WON + Co. may receive remuneration indirectly because the Manager will receive a management fee from the Fund and WON + Co. will




----------------
* Director deemed an "interested person" of the Fund, as defined in the 1940
  Act.

receive commissions for executing portfolio transactions for the Fund and a portion of the sales charge that is not reallowed to dealers or paid as commissions to brokers.

     As of the date of this Statement of Additional Information, the Directors and officers of the Company as a group (9 persons) owned 1.1% of the shares of the Fund.

                             THE INVESTMENT MANAGER

     As stated in the Prospectus, investment management services are provided to the Fund by New USA Research & Management Co., the Manager, pursuant to an Investment Management Agreement dated April 1, 1992. The continuation of the Investment Management Agreement was approved by the Board of Directors on March 7, 1995 and the Agreement shall continue in effect for periods not exceeding one year so long as such continuation is approved at least annually by (1) the Board of Directors of the Company or the vote of a majority of the outstanding shares of the Fund, and (2) a majority of the Directors who are not interested persons of any party to the Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time, without penalty, by the Fund or the Manager upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.


     Under the Investment Management Agreement, the Fund pays the Manager a fee for the Manager's services, as described in the Prospectus. The amounts paid to the Manager pursuant to the Investment Management Agreement were $1,810,848 and $2,040,219 in fiscal 1996 and 1995, respectively.



     If the Fund's annual operating expenses, expressed as a percentage of average daily net assets, exceed the most restrictive limitation imposed by any state in which such Fund's shares are then qualified for sale, then the Manager will defer its fee to limit total annual Fund operating expenses to the maximum allowed by such state expense limitations, and such deferral shall be subject to recoupment within the next three fiscal years if legally permissible and if the Manager is still serving at that time in such capacity, and provided that the recoupment of such fee or reimbursement of such expenses would not affect the Fund's tax status or otherwise have an adverse tax impact on the Fund or its shareholders. Currently the most restrictive state limitation is 2.5% of the first $30,000,000 of average net assets of the Fund, plus 2% of the next $70,000,000, plus 1.5% of the average net assets in excess of $100,000,000, subject to a formula that permits the Fund to exclude certain expenses from that calculation. Operating expenses for the purposes of the Investment Management Agreement include the Manager's management fee but do not include any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, any extraordinary expenses such as litigation, and such other expenses as may be deemed excludable with the prior written approval of any state securities commission imposing an expense limitation. The Manager may also from time to time pay for other Fund expenses (including expenses of distribution) from its own funds if (after reduction of its fee as described above) Fund expenses exceed applicable state expense limitations, subject to reimbursement by the Fund within the next three fiscal years if legally permissible and if the Manager is still serving at that time in such capacity and provided the payment of such expenses (or the recoupment of such fee) would not affect the Fund's tax status or otherwise have an adverse tax impact on the Fund or its shareholders. The Fund will not accrue as an expense in any given year any portion of the Manager's fee that has not been paid in such year, or any expenses that have not been reimbursed, but the Fund will note the amount of any such fees or expenses in a note to the Fund's audited year-end financial statements.


     The Manager may also act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies.

     The use of the name "New USA" by the Company and by the Fund is pursuant to the consent of the Manager which may be withdrawn in the event the Manager ceases to be the Manager of the Company.

     The Distributor may provide certain administrative services to the Fund on behalf of the Manager. The Distributor will also perform investment advisory and brokerage services for persons other than the Fund, including issuers of securities in which the Fund may invest. These activities from time to time may result in a conflict of interest of the Distributor from those of the Fund and may restrict the ability of the Distributor to provide services to the Fund.

                      EXECUTION OF PORTFOLIO TRANSACTIONS


     In all purchases and sales of securities for the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement, the Manager determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund's portfolio transactions, subject to the instructions of and review by the Fund and the Company's Board of Directors. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker" unless, in the opinion of the Manager or the Fund, a better price and execution can otherwise be obtained by using a broker for the transaction, including WON + Co. when acting on an agency basis.


     Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

     In placing portfolio transactions, the Manager will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Manager or its affiliates that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Manager considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Company, to be useful in varying degrees, but of indeterminable value. The placement of portfolio transactions with broker/dealers who sell shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. Provided the Company's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Manager may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

     While it is the Fund's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Manager. In negotiating any commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Company and the Manager to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to the Fund or assist the Manager in carrying out its responsibilities to the Fund. The standard of reasonableness is to be measured in light of the Manager's overall responsibilities to the Fund.



     Accordingly, when consistent with the above policies, brokerage may be directed to persons or firms supplying investment information to the Manager, including WON + Co. The investment information provided to the Manager is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Manager's own internal research and investment strategy capabilities. Such research services include, among other things, the furnishing of information, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. There may be occasions where the transaction cost charged by a broker, including WON + Co., may be greater than that which another broker may charge if the Manager determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.



     Investment decisions for the Fund are made independently from those of other client accounts of the Manager or its affiliates. Nevertheless, it is possible that at times identical securities will be acceptable for the Fund and for one or more of such client accounts. To the extent any of these client accounts and the Fund seeks to acquire the same security at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. On occasion, situations may arise in which legal and regulatory considerations will preclude trading for the Fund's account by reason of activities of WON + Co. or its affiliates. It is the judgment of the Board of Directors that the Fund will not be materially disadvantaged by any such trading preclusion and that the desirability of continuing its advisory arrangements with the Manager and the Manager's affiliation with WON + Co. and other affiliates of WON + Co. outweigh any disadvantages that may result from the foregoing.



     Subject to the foregoing policies, the Fund intends to use WON + Co. as one of its regular brokers to execute portfolio transactions for the Fund. In accordance with the provisions of Rule 17e-1 under the 1940 Act, the Company has adopted certain procedures which are designed to provide that commissions payable to WON + Co. are reasonable and fair as compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on securities or options exchanges during a comparable period of time. In determining the commissions to be paid to WON + Co., it is the policy of the Fund that such commissions will, in the judgment of the Manager pursuant to the procedures adopted by, and the review of, the Board of Directors, be (i) at least as favorable as those which would be charged by other qualified brokers having comparable execution capability and (ii) at least as favorable as commissions contemporaneously charged by WON + Co. on comparable transactions for its most favored unaffiliated customers, except any customers of WON + Co. considered by a majority of the Directors who are not interested persons not to be comparable to the Fund. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction. However, consideration is regularly given to information concerning the prevailing level of commissions charged on comparable transactions by other qualified brokers. The Board of Directors reviews the procedures adopted by the Company with respect to the payment of brokerage commissions at least annually to ensure their continuing appropriateness, and determines, on at least a quarterly basis, that all such transactions during the preceding quarter were effected in compliance with such procedures.



     WON + Co.'s brokerage services to the Fund are also subject to Section 11(a)(1)(H) under the Securities Exchange Act of 1934, as amended. Section 11(a)(1)(H) permits the Fund to use WON + Co. as a broker for portfolio transactions effected on national securities exchanges of which WON + Co. is a member provided that certain conditions are met. These conditions include the following requirements: (1) WON + Co. must obtain express authorization to effect such transactions from the person or persons authorized to transact business for the Fund prior to effecting such transactions, (2) WON + Co. must furnish the person or persons authorized to transact business for the Fund with a statement at least annually disclosing the aggregate commissions received by WON + Co. in effecting such transactions, and (3) WON + Co. must comply with any rules the Securities and Exchange Commission has prescribed with respect to
the requirements of clauses (1) and (2), above.   Pursuant to Section
11(a)(1)(H) of the Securities Exchange Act of 1934, those persons authorized by the Board of Directors to transact business for the Fund expressly authorized WON + Co. to effect portfolio transactions for the Fund on national securities exchanges of which WON + Co. is a member. This authorization has been approved by a majority of the Independent Directors.



     The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through such brokers solely for selling shares of the Fund. However, as stated above, WON + Co. will act as one of the Fund's brokers in the purchase and sale of a minority of portfolio securities, and other brokers who execute brokerage transactions as described above may from time to time effect purchases of shares of the Fund for their customers.



     During its fiscal years ended January 31, 1995 and 1996, the Fund paid brokerage commissions totaling $1,417,276 and $1,489,829, respectively, with respect to portfolio transactions aggregating $1,400,554,945 in 1995 and $2,132,484,088 in 1996. Of these totals, the Fund paid $179,335 and $355,695 in brokerage commissions to WON + Co. in fiscal 1995 and 1996, respectively, all on a soft dollar basis. Such transactions with WON + Co. in fiscal 1996 represented 23.87% of the aggregate commissions paid, with respect to portfolio transactions aggregating $308,492,844, representing 14.47% of the aggregate of all portfolio transactions. The principal reason for the difference in the above percentages is that the Fund from time to time paid higher commissions to WON + Co. in exchange for what the Manager determined were valuable research services, consistent with the standards described above. In fiscal 1996, the Fund paid $1,330,734 in the aggregate in commissions to brokers and dealers (including WON + Co.) who provided research and investment services, such commissions being paid with respect to portfolio transactions aggregating $1,107,146,421.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

General

     The Company reserves the right in its sole discretion (i) to suspend the continued offering of the Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Fund's Manager or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments in the Fund's shares.

     Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days (or such shorter period as may be required by applicable law) after receipt by the Fund's Shareholder Servicing Agent of the written request in proper form, with the appropriate documentation as stated in the Fund's Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission ("SEC") or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

     The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Fund may make payment partly in its portfolio securities with a current market value equal to the redemption price. Although the Fund does not anticipate that it will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contains a formula for determining the minimum redemption amounts that must be paid in cash. Any portfolio securities issued for an "in kind" redemption will be readily marketable.

     The value of shares on redemption or repurchase may be more or less than the investor's costs, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.

Letter of Intent

     Shareholders may sign a Letter of Intent at the time of initial purchase, or within 30 days, covering investments to be made within a period of 13 months (the "Period") from such initial purchase. The shareholder thereby becomes eligible for a reduced sales charge based on the total amount of the specified intended investment (the "Letter of Intent Goal"), provided such amount is not less than $50,000. A minimum initial purchase of $1,000 and subsequent purchases of $50 each are required. A New Account Application form, which should be used to establish a Letter of Intent, is available from brokers and dealers or the Distributor.

     All transactions under a Letter of Intent must be indicated as such and must be placed by the dealer or the shareholder directly through National Financial Data Services (the "Shareholder Servicing Agent"). Shareholders should review for accuracy all confirmations of transactions, especially purchases made pursuant to a Letter of Intent.

     If the Letter of Intent Goal is completed before the end of the Period, any subsequent purchases within the Period receive the reduced sales charge applicable. In addition, during the Periods, the shareholder may increase his or her Letter of Intent Goal and all subsequent purchases are treated as a new Letter of Intent (including escrow of additional Fund shares) except as to the Period, which does not change.

     Signing a Letter of Intent does not bind the shareholder to complete his or her Letter of Intent Goal, but the Letter of Intent Goal must be completed to obtain the reduced sales charge. The Letter of Intent is binding on the Fund and the Distributor. However, the Distributor may withdraw a shareholder's Letter of Intent privileges for future purchases upon receiving information from the Shareholder Servicing Agent that the shareholder has redeemed or transferred his or her Fund shares within the Period.

     The Letter of Intent requires the Shareholder Servicing Agent, as escrow agent, to hold 5% of the Letter of Intent Goal in escrow until completion of the Letter of Intent Goal within the Period. The escrowed Fund shares are taken from the first purchase and, if necessary, from each successive purchase. If the Letter of Intent Goal is completed within the Period, the escrowed Fund shares are promptly delivered to, or as directed by, the shareholder.

     If the Letter of Intent Goal is not completed within the Period, the shareholder pays the Distributor an amount equal to the sales charge applicable to a single purchase in the total amount of the purchases made under the Letter of Intent minus the sales charges actually paid. If the Distributor does not receive such unpaid sales charge within 20 days after requesting payment in writing, the Distributor instructs the Shareholder Servicing Agent to redeem escrowed Fund shares sufficient to cover the unpaid sales charge. If the redemption proceeds are inadequate, the shareholder is liable to the Distributor for the difference. The Shareholder Servicing Agent delivers to, or as directed by, the shareholder all Fund shares remaining after such redemption, together with any excess cash proceeds. In addition, under the Letter of Intent, the shareholder irrevocably appoints the Shareholder Servicing Agent as his or her attorney with full power of substitution in the premises to surrender for redemption any or all escrowed Fund shares.

     Any income dividends and capital gains distributions on the escrowed Fund shares are paid to, or as directed by, the shareholder.

Money Market Exchange Privilege

     The procedures for exchanging shares between the Fund and the Cash Account Trust are set forth under "Money Market Exchange Privilege" in the Fund's Prospectus. If the account registration information for the two accounts involved in the exchange differs in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under "How to Redeem an Investment in the Fund" in the Fund's Prospectus.

     By use of the Exchange Privilege, the investor authorizes the Shareholder Servicing Agent to act on telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Shareholder Servicing Agent to be genuine. The Shareholder Servicing Agent's records of such instructions are binding.

     For purposes of determining the sales charge rate previously paid on shares of The New USA Mutual Fund, all sales charges previously paid on The New USA Mutual Fund shall be included. If the exchanged shares were acquired through reinvestment, those shares may be exchanged without a sales charge. If a shareholder exchanges less than all of his shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

     Exchange requests received on a business day prior to the time shares of the funds are priced will be processed on the date of receipt by the Shareholder Servicing Agent. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt by the Shareholder Servicing Agent. Exchange requests received on a business day after the time shares of the funds are priced will be processed on the next business day in the manner described above.

Retirement Plans

     Shares of the Fund are available for purchase by any retirement plan, including Keogh plans, 401(k) plans, 403(b) plans and individual retirement accounts ("IRAs").

     For individuals who wish to purchase shares of the Fund through an IRA, there is available through the Fund a prototype individual retirement account and custody agreement. National Financial Data Services will furnish custodial services for an annual maintenance fee per participating account of $12.
(These fees are in addition to the normal Custodian charges paid by the Fund and will be deducted automatically from each Participant's account.) For further details, including the right to appoint a successor custodian, see the plan and custody agreements and the IRA Disclosure Statement as provided by the Fund. An IRA that invests in shares of the Fund may also be used by employers who have adopted a Simplified Employee Pension Plan. Individuals or employers who wish to invest in shares of the Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

     The IRA Disclosure Statement available from the Fund contains more information on the amount investors may contribute and the deductibility of IRA contributions. In summary, an individual may contribute to the IRA up to 100% of earned compensation, not to exceed $2,000 annually (or $2,250 to two IRAs if there is a non-working spouse). An IRA may be established whether or not the amount of the contribution is deductible. A deduction for federal income tax purposes with respect to the entire amount of the contribution generally will only be allowed to taxpayers who meet one of the following two tests:

     (a) the individual is not an active participant in an employer's retirement plan and does not file a joint return with a spouse who is an active participant in such a plan, or

     (b) the individual's adjusted gross income before the IRA deduction is (i) $40,000 or less for married couples filing jointly, or (ii) $25,000 or less for single individuals. NOTE: The maximum $2,000 deduction generally is reduced for married couples filing jointly with adjusted gross incomes before the IRA deduction between $40,000 and $50,000, and for single individuals with adjusted gross incomes between $25,000 and $35,000.

     It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant with respect to the requirements of such plans and the tax aspects thereof.

                          DETERMINATION OF SHARE PRICE

     As noted in the Fund's Prospectus, the net asset value of shares of the Fund will be determined once daily as of the earlier of 4:15 p.m., New York City time, or the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Fund does not expect to determine the net asset value of its shares on any day when the Exchange is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

     In valuing the Fund's assets for purposes of calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ-NMS") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on the NASDAQ-NMS on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ-NMS are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Directors of the Company shall determine in good faith to reflect the security's fair value. Exchange-traded options are valued at the last sale price, as quoted on the principal exchange on which such option contract is traded or, in the absence of a sale, the last bid price. OTC options are valued on the basis of closing reference-instrument bid prices, if available, or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Money market instruments with a maturity of more than 60 days are valued at current market, as discussed above. The fair value of debt securities originally purchased with remaining maturities of 60 days or less shall be their amortized cost value unless conditions indicate otherwise.

     Securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be valued in a similar manner and their value translated into U.S. dollars at the bid price of their respective currency denomination against U.S. dollars last quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Board of Directors. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of the Fund's shares even though there has not been any change in the market values of such securities.

     Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which the Fund calculates their net asset value may occur between the times when such securities are valued and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value unless the Directors or their delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

     In certain cases, reliable market quotations may not be considered to be readily available for certain preferred stocks of certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Directors, which include market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     If any securities held by the Fund are restricted as to resale or do not have readily available market quotations, the Manager determines their fair value following procedures approved by the Board of Directors. The Directors periodically review such procedures. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     All other assets of the Fund are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value.

     The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.


     Set forth below is an example of the method of computing the offering price of the Fund's shares, assuming a purchase of an aggregate of less than $50,000 subject to the sales charges set forth in the Prospectus at a price based on the net asset value of the Fund's shares at January 31, 1996:





    Net Asset Value at January 31, 1996 ............................  $14.39
    Sales Charge (5% of offering price, 5.26% of net asset value) ..    0.76
                                                                      ------
    Offering Price .................................................  $15.15
                                                                      ------



                             PRINCIPAL UNDERWRITER


     WON + Co., the Distributor, acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is currently registered as a broker-dealer with the SEC and in 50 states and is a member of most of the principal securities exchanges in the United States and is a member of the National Association of Securities Dealers, Inc. The Amended and Restated Distributor's Agreement (the Distributor's Agreement") between the Company and the Distributor is in effect until March 1995, and shall continue in effect thereafter for periods not exceeding one year if approved at least annually by (i) the Board of Directors of the Company or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Directors who are not interested persons of the Fund or WON + Co., in each case cast in person at a meeting called for the purpose of voting on such approval. The Distributor's Agreement may be terminated without penalty by the parties thereto upon not more than 60 days' nor less than 10 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. In fiscal 1995 and 1996, WON + Co. received $54,075 and $54,191, respectively, in sales charge revenue. In fiscal 1995 and 1996, WON + Co. also received $179,335 and $355,695, respectively, in brokerage commissions.


                                 ADMINISTRATOR

     Pursuant to an Administration Agreement dated May 1, 1993 (the "Administration Agreement"), State Street Bank and Trust Company (the "Administrator") will perform, or arrange for the performance of, certain administrative services for the Fund, including: maintaining the books and records of the Fund and preparing certain reports and other documents required by federal, and/or state laws and regulations.


     The Fund will pay the Administrator a fee at the annual rate of 0.10% of the Fund's average daily net assets up to $125 million, 0.08% on the next $125 million, and 0.04% of those assets in excess of $250 million, which will be payable monthly. The Administrator's principal address is 1776 Heritage Drive, North Quincy, Massachusetts 02171.


                            PERFORMANCE INFORMATION

     From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time.

     The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                 P(1+T)n = ERV


Where:  P    =  a hypothetical initial purchase order of $1,000

        T    =  average annual total return

        n    =  number of years

        ERV = ending redeemable value of the hypothetical $1,000 purchase at the end of the period



     The Fund's average annual total return, calculated using the above method, for the one year period ended January 31, 1996, was 37.38%, including deduction of the maximum 5% front-end sales charge.


     Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     The Fund's total return may be compared to relevant indices, including Standard & Poor's 500 Composite Stock Index, the Russell 2000 Index, the Investor's Business Daily 6000 Index, and indices published by Lipper Analytical Services, Inc. From time to time, evaluations of the Fund's performance, including rankings within specific groups, may be published by independent sources and used by the Manager or the Distributor in advertisements and in information furnished to present or prospective investors in the Fund.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

                              GENERAL INFORMATION


     Investors in the Fund will be informed of the Fund's progress through periodic reports. Also, the Distributor may provide monthly reports on representative holdings of the Fund to investors, broker-dealers and prospective investors. Financial statements will be submitted to shareholders semi-annually, at least one of which will be certified by independent public accountants. All expenses incurred in connection with the Company's organization and the registration of its shares have been assumed by the Fund. The Manager has agreed to advance the organization expenses incurred by the Company and the Fund and will be reimbursed for such expenses after commencement of the Company's operations. The organization expenses of the Company and the Fund are being amortized over a period of five years. Investors purchasing shares of the Fund bear such expenses only as they are amortized daily against the Fund's investment income.


     State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts, acts as Custodian of the securities and other assets of the Fund. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.

     State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts, is the Fund's Transfer Agent.

     National Financial Data Services, located at 1004 Baltimore, Kansas City, Missouri, is the Fund's Shareholder Servicing and Dividend Disbursing Agent.

     State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts, is the Fund's Administrator, and provides certain administrative services for the Fund.

     Arthur Andersen LLP, located at One International Place, Boston, Massachusetts, is the independent public accountant for the Fund.

     Gibson, Dunn & Crutcher, located at 333 South Grand Avenue, Los Angeles, California, is legal counsel to the Fund.

     The Company is registered with the Securities and Exchange Commission ("SEC") as a management investment company, and the Fund is a diversified series of the Company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this Statement of Additional Information omit certain of the information contained in the registration Statement filed with the SEC. Copies of the Registration Statement may be obtained from the SEC upon payment of the prescribed fee.

                              FINANCIAL STATEMENTS


The attached audited financial statements relate to the fiscal year ended January 31, 1996.

--------------------------------------------------------------------------------
                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The New USA Mutual Fund:

         We have audited the accompanying statement of assets and liabilities of The New USA Mutual Fund (a portfolio constituting the New USA Mutual Funds, Inc.), including the schedule of investments, as of January 31, 1996, and the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1996 by correspondence with the custodian and brokers and the application of alternative procedures, when confirmations were not received from brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New USA Mutual Fund as of January 31, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.

Arthur Andersen LLP



Boston, Massachusetts
March 6, 1996

--------------------------------------------------------------------------------
THE NEW USA MUTUAL FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JANUARY 31, 1996

--------------------------------------------------------------------------------
  SHARES                                                  MARKET
   HELD                                                    VALUE
--------------------------------------------------------------------------------

              COMMON STOCKS - 110.55%

              AEROSPACE/DEFENSE - 2.41%
    57,500    Boeing Co. .................              $ 4,463,437
                                                        -----------

              AEROSPACE/DEFENSE
                EQUIPMENT - 0.81%

    37,500    Precision Castparts Corp. ..                1,495,313
                                                        -----------
              BUILDING/RESIDENTIAL/
                COMMERCIAL - 2.10%

    75,000    Continental Homes

                Holding Corp. ............                1,650,000
    30,000    Newhall Land & Farming
                Co. California ...........                  532,500
    25,000    Palm Harbor Homes Inc.+ ....                  523,438
    60,000    Toll Brothers Inc.+ ........                1,170,000
                                                        -----------
                                                          3,875,938
                                                        -----------

              BUILDING-MOBILE/
                MANUFACTURING & RV - 3.66%

    45,000    Clayton Homes Inc. .........                  900,000
    75,000    Oakwood Homes Corp. ........                3,356,250
    72,500    Redman Industries New+ .....                2,510,312
                                                        -----------
                                                          6,766,562
                                                        -----------
              CHEMICALS/SPECIALTY - 1.07%
    26,000    Cytec Industries Inc.+ .....                1,982,500
                                                        -----------

              COMMERCIAL SERVICES/
                ADVERTISING - 0.19%

     5,000    Catalina Marketing Corp.+  .                  353,750
                                                        -----------
              COMMERCIAL SERVICES/
                MISCELLANEOUS - 1.33%

    20,000    APAC Teleservices Inc.+ ....                  915,000
     5,000    Clintrials Research Inc.+  .                  135,625
    47,000    Copart Inc.+ ...............                1,398,250
                                                        -----------
                                                          2,448,875
                                                        -----------

              COMMERCIAL SERVICES/
                PRINTING TRADE - 0.90%

    25,000    Cadmus Communications
                Corp .....................                  715,625
    20,000    Oracle Systems Corp.+ ......                  955,000
                                                        -----------
                                                          1,670,625
                                                        -----------

              COMMERCIAL SERVICES/
                SCHOOLS - 1.13%

   125,200    Youth Services Inc.+........               $2,097,100
                                                        -----------

              COMMERCIAL SERVICES/SECURITY/
                SAFETY - 1.00%

    30,000    Corrections Corp.

                America+..................                1,278,750
    20,000    Wackenhut Corrections
                Corp.+....................                  565,000
                                                        -----------
                                                          1,843,750
                                                        -----------

              COMPUTER/GRAPHICS - 0.01%

     1,000    Visioneer Communications
                Inc.+.....................                   22,000
                                                        -----------

              COMPUTER/INTEGRATED
                SYSTEMS - 6.46%

    70,000    Brooktrout Technology Inc.+                 2,186,406
    44,000    HCIA Inc.+..................                2,453,000
    15,000    Kronos Inc.+................                  510,000
    30,000    Medic Computer Systems
                Inc.+.....................                1,702,500
    31,000    Netscape Communications
                Corp.+....................                5,091,750
                                                        -----------
                                                         11,943,656
                                                        -----------

              COMPUTER/LOCAL AREA
                NETWORKS - 0.61%

     2,000    Ascend Communications
                Inc.+.....................                   77,750
     8,000    Cisco Systems Inc.+.........                  666,000
    20,000    Netstar Inc.+...............                  382,500
                                                        -----------
                                                          1,126,250
                                                        -----------

              COMPUTER/MEMORY
                DEVICES - 3.48%

    92,300    C Cube Microsystems Inc.+...                5,538,000
    15,000    Seagate Technology +........                  888,750
                                                        -----------
                                                          6,426,750
                                                        -----------

              COMPUTER/MINI/MICRO - 3.17%
    52,500    Digital Equipment Corp.+....                3,799,688
    45,000    Sun Microsystems Inc.+......                2,070,000
                                                        -----------
                                                          5,869,688
                                                        -----------

The accompanying notes are an integral part of this statement.

--------------------------------------------------------------------------------
  SHARES                                                  MARKET
   HELD                                                    VALUE
--------------------------------------------------------------------------------
              COMPUTER/PERIPHERAL
                EQUIPMENT - 0.52%

     2,500    Adaptec Inc.+......................       $      110,000
    15,000    Security Dynamics +................              858,750
                                                        --------------
                                                               968,750
                                                        --------------

              COMPUTER/SERVICES - 3.38%
     8,000    Gartner Group Inc. Cl A+...........              442,000

    69,100    HBO & Co...........................            5,804,400
                                                        --------------
                                                             6,246,400
                                                        --------------

              COMPUTER/SOFTWARE - 3.73%
    18,000    Business Objects S A, ADR+.........              828,000
    11,500    Cambridge Technology
                Partners M+......................              569,250
    15,000    CBT Group Public Limited+..........              813,750
    35,000    Cognos Inc.+.......................            1,386,875
     5,000    Epic Design

                Technology Inc.+.................              150,000
    25,000    HNC Software Inc.+.................            1,450,000
     1,000    Open Text Corp.+...................               16,625
     7,200    Peoplesoft Inc.+...................              342,000
    50,800    Physicians Computer

                Network Inc.+....................              552,450
    28,000    Structural Dynamics Research
                Corp.+...........................              780,500
                                                        --------------
                                                             6,889,450
                                                        --------------
              COSMETICS/PERSONAL
                CARE - 0.78%

    45,000    Natures Sunshine

                Products Inc.....................            1,440,000
                                                        --------------

              ELECTRONICS/MEASURING
                INSTRUMENTS - 0.30%

    29,600    Thermo Voltek Corp.+...............              558,700
                                                        --------------

              ELECTRONICS/MILITARY
                SYSTEMS - 0.37%

    25,000    Logicon Inc........................              684,375
                                                        --------------

              ELECTRONICS/MISCELLANEOUS/
                COMPONENTS - 0.71%

    15,000    Chicago Miniature

                Lamp Inc.+.......................              408,750
    30,000    Thermolase Corp.+..................              896,250
                                                        --------------
                                                             1,305,000
                                                        --------------

              ELECTRONICS/SEMICONDUCTOR
                MANUFACTURING - 2.70%

    55,000    Altera Corp.+......................       $    3,623,125
    14,000    Maxim Integrated
                Products Inc.+...................              497,000
    15,000    Oak Technology +...................              750,000
    10,000    Supertex Inc.+.....................              125,000
                                                        --------------
                                                             4,995,125
                                                        --------------

              FINANCIAL SERVICES/
                MISCELLANEOUS - 3.67%

    53,600    Fila Holdings Spa ADR..............            2,599,600
    92,300    Medaphis Corp.+....................            3,692,000
    10,000    Sunamerica Inc.....................              492,500
                                                        --------------
                                                             6,784,100
                                                        --------------

              INSTRUMENTS/SCIENTIFIC - 2.68%
   204,000    Input/Output Inc.+.................            4,947,000
                                                        --------------

              INSURANCE/ACCIDENT &
                HEALTH - 0.31%

    25,500    United Insurance Cos.
                Inc.+............................              586,500
                                                        --------------

              INSURANCE/DIVERSIFIED - 0.18%
     5,000    Travelers Group Inc................              328,750
                                                        --------------

              INSURANCE/PROPERTY/
                CASUALTY/TITLE - 1.07%

    67,500    Vesta Insurance Group Inc..........            1,974,375
                                                        --------------
              LASERS/SYSTEMS/
                COMPONENTS - 0.12%

     5,000    Coherent Inc.+.....................              228,125
                                                        --------------

              LEISURE/GAMING - 0.89%
    55,000    Grand Casinos Inc.+................            1,643,125
                                                        --------------

              LEISURE/HOTELS & MOTELS - 0.48%
    30,000    Studio Plus America Inc.+..........              892,500
                                                        --------------
              LEISURE/MOVIES - 1.58%
   100,900    Regal Cinemas Inc.+................            2,926,100
                                                        --------------

              MACHINERY/FARM - 0.51%
    20,000    Case Corp..........................              947,500
                                                        --------------



The accompanying notes are an integral part of this statement.

--------------------------------------------------------------------------------
  SHARES                                                  MARKET
   HELD                                                    VALUE
--------------------------------------------------------------------------------
              MEDIA/BOOKS - 0.25%

    17,500    Educational Development
                Corp.+...........................       $      455,000
                                                        --------------

              MEDICAL/BIOMED/
                GENETICS - 11.30%

    10,500    Agouron Pharmaceuticals
                Inc.+............................              441,000
    66,500    Amgen Inc.+........................            3,998,312
   140,800    Biochem Pharmaceuticals
                Inc.+............................            6,195,200
    35,000    Celgene Corp.+.....................              538,125
    48,000    Centocor Inc.+.....................            1,644,000
    43,000    Chiron Corp.+......................            4,945,000
    20,000    Curative Technologies Inc.+........              387,500
    65,000    Immulogic Pharmaceutical
                Corp.+...........................            1,275,625
    50,000    Liposome Inc.+.....................            1,200,000
    10,000    Sequana Therapeutics Inc.+.........              261,250
                                                        --------------
                                                            20,886,012
                                                        --------------

              MEDICAL/DENTAL
                SUPPLIES - 0.73%

    10,000    Fresenius USA Inc.+................              217,500
    40,000    Mentor Corp........................            1,125,000
                                                        --------------
                                                             1,342,500
                                                        --------------

              MEDICAL/DRUGS - 1.77%

    85,000    Dura Pharmaceuticals Inc.+                     3,272,500
                                                        --------------
              MEDICAL/ETHICAL
                DRUGS - 5.23%

    97,000    Elan PLC, ADR +....................            5,626,000
    40,000    Pfizer Inc.........................            2,750,000
    70,000    Sequus Pharmaceuticals
                Inc.+............................            1,303,750
                                                        --------------
                                                             9,679,750
                                                        --------------

              MEDICAL/HEALTH
                MAINTENANCE - 1.82%

    10,000    Compdent Corp.+....................              352,500
    90,000    Healthsource Inc.+.................            3,015,000
                                                        --------------
                                                             3,367,500
                                                        --------------

              MEDICAL/HOSPITAL - 1.47%

    20,000    Columbia / Hca Healthcare
                Corp.............................            1,112,500
    20,000    Health Management

                Associates +.....................              602,500
    20,000    Universal Health Services
                Inc.+............................              997,500
                                                        --------------
                                                             2,712,500
                                                        --------------

              MEDICAL/INSTRUMENTS - 2.44%

     5,000    Hologic Inc.+......................       $      241,250
    60,000    Idexx Labs Inc.+...................            3,015,000
    20,000    Spine Tech Inc.+...................              530,000
    15,000    Thermotrex Corp.+..................              729,375
                                                        --------------
                                                             4,515,625
                                                        --------------

              MEDICAL/OUTPATIENT/
                HOME CARE - 4.14%

    30,000    Genesis Health Ventures
                Inc.+............................            1,263,750
    15,000    Medpartners/ Mullikin Inc.+                      540,000
    45,000    Physician Reliance

                Network Inc.+....................            2,047,500
    83,000    Renal Treatment
                Centers Inc.+....................            3,797,250
                                                        --------------
                                                             7,648,500
                                                        --------------

              MEDICAL/PRODUCTS - 7.23%

    70,000    Boston Scientific Corp.+...........            3,587,500
    35,000    Nellcor Puritan Bennett
                Inc.+............................            2,170,000
    50,800    Quintiles Transnational
                Corp.+...........................            2,730,500
    63,200    Thermo Cardiosystems Inc.+.........            4,676,800
    10,000    Utah Med Probf Inc.+...............              208,750
                                                        --------------
                                                            13,373,550
                                                        --------------

              METAL ORES/GOLD/SILVER - 2.14%

    30,000    Firstmiss Gold Inc.+...............              810,000
    30,000    Newmont Mining Corp................            1,680,000
    90,000    Santa Fe Pacific Gold
                Corp.............................            1,473,750
                                                        --------------
                                                             3,963,750
                                                        --------------

              OIL & GAS/DRILLING - 2.94%

    70,000    Diamond Offshore

                Drilling Inc.+...................            2,668,750
    60,000    Sonat Offshore Drilling
                Inc..............................            2,767,500
                                                        --------------
                                                             5,436,250
                                                        --------------

              OIL & GAS/FIELD SERVICES - 0.99%

    55,000    Tidewater Inc......................            1,821,875
                                                        --------------

              OIL & GAS/REFINING/
                MARKETING - 0.36%

    40,000    World Fuel Services Corp...........              675,000
                                                        --------------

              PAPER/PAPER PRODUCTS - 0.18%

    15,000    Thermo Fibertek Inc.+..............              326,250
                                                        --------------



The accompanying notes are an integral part of this statement.

--------------------------------------------------------------------------------
  SHARES                                                  MARKET
   HELD                                                    VALUE
--------------------------------------------------------------------------------
              REAL ESTATE/OPERATIONS - 0.63%
    40,000    Central Parking Corp..................    $    1,155,000
                                                        --------------

              RETAIL/APPAREL & SHOE - 5.10%
   153,300    Gadzooks Inc.+........................         3,813,337
    35,000    Just For Feet Inc.+...................         1,089,375
    65,000    Nike Inc..............................         4,533,750
                                                        --------------
                                                             9,436,462
                                                        --------------

              RETAIL/DISCOUNT &
                VARIETY - 0.10%

     5,000    Dollar Tree Stores Inc.+..............           176,250
                                                        --------------

              RETAIL/MAJOR DISCOUNT
                CHAINS - 1.35%

    60,000    Sears Roebuck & Co....................         2,490,000
                                                        --------------

              RETAIL/MISCELLANEOUS/
                DIVERSIFIED - 0.88%

     5,000    Baby Superstore Inc.+.................           242,500
    35,000    Bed, Bath, & Beyond Inc.+.............         1,389,063
                                                        --------------
                                                             1,631,563
                                                        --------------

              RETAIL/WHOLESALE/BUILDING
                PRODUCTS - 0.51%

    23,500    Hughes Supply Inc.....................           675,625
    10,800    Orchard Supply Hardware..+............           267,300
                                                        --------------
                                                               942,925
                                                        --------------

              RETAIL/WHOLESALE OFFICE
                SUPPLIES - 1.30%

    27,000    Boise Cascade Office

                Products Corp.+.....................         1,390,500
    20,000    Viking Office Products Inc.+..........         1,020,000
                                                        --------------
                                                             2,410,500
                                                        --------------

              SOAP/CLEANING
                PREPARATION - 0.49%

    25,000    USA Detergents Inc.+..................           900,000
                                                        --------------

              STEEL/PRODUCERS - 0.09%
    10,000    Chaparral Steel Co....................           157,500
                                                        --------------

              TELECOMMUNICATIONS/
                EQUIPMENT - 2.24%

    25,000    Aspect Telecommunications
                Corp.+..............................    $      925,000
    45,000    Cable Design Technologies
                Corp.+..............................         1,980,000
    36,500    MRV Communications Inc.+..............         1,241,000
                                                        --------------
                                                             4,146,000
                                                        --------------

              TELECOMMUNICATIONS/
                SERVICES-MISCELLANEOUS - 0.47%

    20,000    Sprint Corp...........................           862,500
                                                        --------------

              TEXTILE/APPAREL
                MANUFACTURING - 2.09%

    60,000    Nautica Enterprises Inc.+.............         2,340,000
    40,000    Tommy Hilfiger Corp.+.................         1,520,000
                                                        --------------
                                                             3,860,000
                                                        --------------

              Total Common Stocks

                (cost $183,744,247).................       204,377,331
                                                        --------------

 CONTRACT
   VALUE

              REPURCHASE AGREEMENT - 1.41%

$2,603,980    Repurchase Agreement dated
                1/31/96 with State Street Bank
                and Trust Co., 5.00%, due
                2/01/96, collateralized by
                United States Treasury Bill
                Discount Note, due 10/17/96
                (market value $2,660,289)
                (repurchase proceeds $2,604,342)
                (cost $2,603,980)...................         2,603,980
                                                        --------------

              TOTAL INVESTMENTS AND
                REPURCHASE AGREEMENT --

                111.96%

                (cost $186,348,227).................       206,981,311
              OTHER ASSETS LESS

                LIABILITIES -- (11.96)%.............       (22,114,220)
                                                        --------------

              NET ASSETS -- 100.00%.................    $  184,867,091
                                                        ==============

+ Non-income producing security.




The accompanying notes are an integral part of this statement.

-------------------------------------------------------------------------------
THE NEW USA MUTUAL FUND
STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1996
-------------------------------------------------------------------------------

ASSETS:

Investments in securities, at value
  (cost $183,744,247) (Note 1)......................   $   204,377,331
Repurchase agreement (Note 1).......................         2,603,980
                                                       ---------------
Total investments and repurchase
  agreement.........................................       206,981,311
                                                       ---------------
Receivable for securities sold......................        10,187,793
Receivable for Fund shares sold.....................           118,842
Deferred organization expenses -

  net (Note 1)......................................            84,292
Prepaid expenses....................................            17,042
Dividends receivable................................            13,702
Interest receivable.................................               362
                                                       ---------------
        Total Assets................................       217,403,344
                                                       ---------------
LIABILITIES:

Payable for securities purchased....................        17,165,788
Borrowing under line of
  credit (Note 5)...................................        14,000,000
Payable for Fund shares redeemed....................           922,131
Investment management fee
  payable (Note 2)..................................           154,225
Distributor fee payable (Note 2)....................            92,861
Administration fee payable (Note 2).................            32,597
Other accrued expenses and
  liabilities.......................................           168,651
                                                       ---------------
        Total Liabilities...........................        32,536,253
                                                       ---------------
NET ASSETS..........................................   $   184,867,091
                                                       ===============
Net assets consist of:
Capital stock, $0.01 par value;
  200,000,000 shares authorized,
  12,842,466 shares issued

  and outstanding (Note 4)..........................   $       128,425
Additional paid-in capital..........................       149,397,566
Accumulated net investment income...................           469,484
Accumulated realized gain

  on investments - net..............................        14,238,532
Unrealized appreciation on

  investments - net.................................        20,633,084
                                                       ---------------
NET ASSETS..........................................   $   184,867,091
                                                       ===============
Net asset value and redemption
  price per share (Note 1)..........................   $         14.39
                                                       ===============
Maximum offering price

  per share (Note 1)................................   $         15.15
                                                       ===============

-------------------------------------------------------------------------------
THE NEW USA MUTUAL FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 1996
-------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1):

Dividends (net of foreign withholding
  tax of $ 4,300)...................................   $       341,003
Interest............................................           304,563
Miscellaneous income................................             5,099
                                                       ---------------
                                                               650,665
                                                       ---------------

EXPENSES:

Investment management fees (Note 2)                          1,810,848
Distribution fees (Note 2)..........................         1,086,509
Transfer agent fees.................................           334,957
Administration fees (Note 2)........................           176,122
Custodian fees......................................           160,051
Professional fees...................................           121,410
Amortization of deferred organization
  expenses (Note 1).................................            67,923
Directors' fees.....................................            29,000
Reports to shareholders.............................            28,000
Registration fees...................................            22,717
Other expenses......................................           140,082
                                                       ---------------
   Total expenses excluding

     interest.......................................         3,977,619
   Interest expense.................................           880,665
                                                       ---------------
   Total expenses...................................         4,858,284
                                                       ---------------
Net investment loss.................................        (4,207,619)
                                                       ---------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON SECURITIES, FUTURES
  AND SHORT SALES TRANSACTIONS

  (NOTES 1 AND 3): Net realized gain (loss) from:

  Securities transactions...........................        58,524,683
  Futures transactions..............................          (165,035)
  Short sales transactions..........................        (1,507,483)
Change in unrealized appreciation on
  investments - net.................................        12,032,523
                                                       ---------------
Net realized and unrealized gain on
  securities, futures and short

  sales transactions................................        68,884,688
                                                       ---------------
NET INCREASE IN NET ASSETS

  RESULTING FROM OPERATIONS.........................   $    64,677,069
                                                       ===============



The accompanying notes are an integral part of this statement.

-------------------------------------------------------------------------------------------------------------------
THE NEW USA MUTUAL FUND
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED            YEAR ENDED
                                                                             JANUARY 31, 1996      JANUARY 31, 1995
                                                                             ----------------      ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:

Net investment loss.......................................................   $     (4,207,619)     $     (1,294,497)
Realized gain (loss) on securities, futures,
  short sales and options transactions - net..............................         56,852,165           (10,159,394)
Change in unrealized appreciation
  on investments - net....................................................         12,032,523           (13,335,797)
                                                                             ----------------      ----------------
   Net increase (decrease) in net assets
    resulting from operations.............................................         64,677,069           (24,789,688)
                                                                             ----------------      ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on securities, futures,

   short sales and options transactions...................................        (27,138,147)                --
                                                                             ----------------      ----------------

FROM FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from shares sold.............................................         12,165,690            14,368,662
Shares issued to shareholders in
  reinvestment of distributions...........................................         24,126,151                --
Payments for shares redeemed..............................................        (59,079,462)          (86,068,031)
                                                                             ----------------      ----------------
  Net decrease in net assets from Fund share transactions.................        (22,787,621)          (71,699,369)
                                                                             ----------------      ----------------
  Net increase (decrease) in net assets...................................         14,751,301           (96,489,057)
                                                                             ----------------      ----------------
NET ASSETS:

Beginning of year.........................................................        170,115,790           266,604,847
                                                                             ----------------      ----------------
End of year...............................................................   $    184,867,091      $    170,115,790
                                                                             ================      ================



The accompanying notes are an integral part of this statement.

-------------------------------------------------------------------------------------------------------------------
THE NEW USA MUTUAL FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JANUARY 31, 1996
-------------------------------------------------------------------------------------------------------------------
CASH FLOWS PROVIDED BY (USED FOR) OPERATING ACTIVITIES:

  Interest and dividends received ......................................................           $        885,716
  Expenses paid ........................................................................                 (4,774,371)
                                                                                                   ----------------
   Net cash used for operating activities...............................................                 (3,888,655)
                                                                                                   ----------------

CASH FLOWS PROVIDED BY (USED FOR) INVESTING ACTIVITIES:

  Purchase of portfolio securities .....................................................             (1,013,021,591)
  Sales and maturities of portfolio securities..........................................              1,052,776,762
                                                                                                   ----------------
   Net cash flows provided by investing activities .....................................                 39,755,171
                                                                                                   ----------------

CASH FLOWS PROVIDED BY (USED FOR) FINANCING ACTIVITIES:

  Proceeds from borrowings .............................................................                147,260,000
  Payments against borrowings ..........................................................               (133,260,000)
  Dividends and distributions paid (excluding reinvestment of

   dividends and distributions of $24,126,151) .........................................                 (3,011,996)
  Proceeds from capital stock shares sold ..............................................                 12,209,735
  Cost of capital stock shares redeemed ................................................                (59,064,255)
                                                                                                   ----------------
   Net cash flows used for financing activities ........................................                (35,866,516)
                                                                                                   ----------------
NET DECREASE IN CASH ...................................................................                      --
CASH AT BEGINNING OF PERIOD ............................................................                      --
                                                                                                   ----------------
CASH AT END OF PERIOD ..................................................................           $          --
                                                                                                   ================

RECONCILIATION OF NET INCREASE
  IN NET ASSETS RESULTING FROM OPERATIONS
  TO NET CASH FLOWS USED FOR

  OPERATING ACTIVITIES:

Net increase in net assets resulting from operations ...................................           $     64,677,069
Net realized gain on investments........................................................                (56,852,165)
Increase in unrealized appreciation ....................................................                (12,032,523)
Accretion of discount on short-term securities..........................................                    (32,818)
Decrease in interest and dividends receivable ..........................................                    267,869
Decrease in prepaid expenses............................................................                     61,470
Increase in accrued in expenses and other payables......................................                     22,443
                                                                                                   ----------------
  Net cash used for operating activities ...............................................           $     (3,888,655)
                                                                                                   ================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

  Cash paid during the period for interest..............................................           $        880,665
                                                                                                   ================


The accompanying notes are an integral part of this statement.

-------------------------------------------------------------------------------------------------------------------
THE NEW USA MUTUAL FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------
                                                            YEAR            YEAR            YEAR     APRIL 29, 1992*
                                                            ENDED           ENDED           ENDED        THROUGH
                                                          JANUARY 31,    JANUARY 31,     JANUARY 31,    JANUARY 31,
                                                             1996           1995            1994           1993
                                                          ---------      ----------     ----------      ---------
PER SHARE OPERATING
     PERFORMANCE:

Net asset value, beginning of period.................     $   11.63      $    12.88     $    13.20      $   12.00
                                                          ---------      ----------     ----------      ---------
Income from investment operations:
     Net investment loss.............................         (0.37)          (0.15)         (0.14)         (0.01)
     Net realized and unrealized gain (loss) on
      securities, futures, short sales and options
      transactions...................................          5.54           (1.10)          1.27           1.21
                                                          ---------      ----------     ----------      ---------
Total from investment operations.....................          5.17           (1.25)          1.13           1.20
Less distributions to shareholders from:
     Net realized gain on securities, futures,
      short sales and options transactions...........         (2.41)          --             (1.45)         --
                                                          ---------      ----------     ----------      ---------
Total distributions..................................         (2.41)          --             (1.45)         --
                                                          ---------      ----------     ----------      ---------
Net asset value, end of period.......................     $   14.39      $    11.63     $    12.88      $   13.20
                                                          =========      ==========     ==========      =========

TOTAL INVESTMENT RETURN (a)..........................        44.61%         (9.70)%          8.92%         10.00% (b)

RATIOS AND SUPPLEMENTAL DATA:

Ratio of interest expense to average net assets .....         0.49%            --             --             --
Ratio of distribution fees to average net assets.....         0.60%          0.61%           0.51%          0.56% (c)
Ratio of net expenses (excluding interest expense
     and distribution fees) to average net assets....         1.60%          1.51%           1.60%          1.65% (c)
                                                        ----------      ---------      ----------      ---------
Ratio of net expenses to average net assets .........         2.69%          2.12%           2.11%          2.21% (c)(d)
                                                        ==========      =========      ==========      =========
Ratio of net investment loss to average net assets ..        (2.32)%        (0.63)%         (1.02)%        (0.18)%(c)(d)
Borrowings, end of period (000's)....................      $14,000             --             --             --
Average amount of borrowings outstanding
     during the period (000's).......................      $15,748 (e)         --             --             --
Average number of shares outstanding
     during the period ..............................       12,379 (e)         --             --             --
Average amount of borrowings per
     share during the period ........................        $1.27 (e)         --             --             --
Portfolio turnover rate..............................       525.28%        344.45%         395.15%        280.66%
Net assets, end of period (000's)....................     $184,867       $170,116        $266,605       $295,590
-------------------------------------------------------------------------------------------------------------------

*     Commencement of operations.

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales charge were taken into account.

(b)   Non-annualized.

(c)   Annualized.

(d) For the period April 29, 1992 through January 31, 1993, the Manager reimbursed expenses in the amount of $254,725. Had the Manager not reimbursed expenses for that period the annualized ratio of net operating expenses to average net assets and the annualized ratio of net investment loss to average net assets would have been 2.35% and (0.31)%, respectively.

(e)   Averages computed on a weighted average daily basis.

The accompanying notes are an integral part of this statement.

--------------------------------------------------------------------------------
THE NEW USA MUTUAL FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

New USA Mutual Funds, Inc. (the "Company"), a Maryland corporation, was organized on December 30, 1991 as a diversified, open end management investment company registered under the Investment Company Act of 1940, as amended. The Company has established one fund series to date: The New USA Mutual Fund (the "Fund"), which commenced operations on April 29, 1992. O'Neil Data Systems, Inc. is the parent company of William O'Neil & Co. Incorporated (WON & Co.) (the Fund's "Distributor") and New USA Research & Management Co. (the Fund's "Manager"). The Fund seeks capital growth by investing under normal market conditions the majority of its assets in common stock of companies that are exhibiting accelerating earnings growth and are expected to continue to achieve superior growth in earnings and/or revenues.

     The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation: Portfolio securities listed on national securities exchanges are valued at the last sale price on the business day as of which such value is being determined or, lacking any sales, at the closing bid price on such day. Portfolio securities traded in the over-the-counter market are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Directors of the Company shall determine in good faith to reflect the security's fair value. Index options are valued at the last sale price or, in the absence of a sale, the last bid price. Short-term debt securities having a maturity of 60 days or less from the valuation date are valued at amortized cost which approximates market value. Portfolio securities for which market quotations are not readily available are valued as determined in good faith by or under the direction of the Board of Directors.

Index Futures Contracts: The Fund may purchase or sell index futures contracts for the purpose of hedging the market risk on existing portfolio holdings or the intended purchase of securities. Futures contracts are contracts to buy or sell units of an index at a specified date at a price agreed upon when the contract is made. Upon entering into a contract, the Fund deposits with its custodian or broker an amount of "initial margin" of cash and liquid assets to guarantee delivery and payment of the futures contract. Subsequent payments to and from the broker, called "variation margin", are made on a daily basis as the value of the contract fluctuates. Such receipts or payments are recorded by the Fund as unrealized gains or losses. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying securities. As of January 31, 1996, there were no futures contracts held.

Options on Indices: The Fund may purchase call and put options on any securities indices for hedging purposes only. To hedge the Fund's portfolio against a decline in value, the Fund may buy puts on stock indices; to hedge against increases in equity price pending investment in additional equities, the Fund may buy calls on stock indices. Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment, and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased call or put option, the Fund will realize a gain or loss based on the change in the value of the index. As of January 31, 1996, there were no options contracts held.

Short Sales: The Fund may engage in short sale transactions. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security. The Fund is then obligated to return the security to the lender, and therefore must subsequently purchase the same security. Upon entering into a short sale, the Fund must leave the proceeds from the short sale with the broker, and must also deposit with the broker a certain amount of cash or U.S. Government securities to collateralize its obligation to replace the borrowed securities which have been sold. In addition, the Fund must deposit cash or U.S. Government securities as collateral in a segregated account with its custodian in an amount such that the value of both collateral deposits is at all times equal to 100% of the current market value of the securities sold short. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a capital loss, and if the price declines during this period, the Fund will realize a capital gain. The Fund may also sell securities short "against the box" in which it owns, or has the right to acquire at no additional cost, securities identical to those sold short. As of January 31, 1996, there were no open short sales.

Security Transactions and Investment Income: Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, premium amortized and discount earned.

Dividends and Distributions to Shareholders: The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations which may differ from the generally accepted accounting principals. These differences are primarily due to differing treatments for losses deferred due to wash sales and excise tax regulations.

Federal Income Taxes: It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

Deferred Organization Expenses: Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years.

Repurchase Agreements: A repurchase agreement is an instrument under which the purchaser acquires a security but agrees at the time of purchase to sell back the security to the seller at an agreed-upon date, price and interest rate. It is the policy of the Fund that the custodian takes possession of the underlying collateral securities. Collateral is marked-to-market daily to ensure that the market value of the underlying assets, including accrued interest is at least equal to the value of the seller's repurchase obligation. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. These losses would equal the contract value of the repurchase agreement and accrued interest, net of any proceeds received in liquidation of the underlying securities. To minimize the possibility of loss, the Fund enters into repurchase agreements only with commercial banks and registered broker/dealers deemed to be creditworthy by the Manager and only with respect to obligations of the U.S. government or its agencies. Refer to the Fund's Schedule of Investments for the contract value of repurchase agreements and accrued interest as of January 31, 1996.

Use of Estimates: The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund.

2. AGREEMENTS WITH AFFILIATES AND OTHER PARTIES

Under the terms of the Investment Management Agreement (the

"Management Agreement") between the Fund and the Manager, the Manager has agreed to provide investment management and advisory services, subject to the policies and control of the Board of Directors. The Management Agreement also requires the Manager to provide the Fund with office space and certain administrative services and provide the personnel needed by the Fund with respect to the Manager's responsibilities under the Management Agreement with the Fund. For these services and facilities, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, based upon the average daily net assets of the Fund at the following annual rates: 1% on the first $500 million of net assets and 0.75% on net assets exceeding $500 million.

     Certain states in which shares of the Fund are qualified for sale impose limitations on expenses (including management fees) of the Fund. The most restrictive annual expense limitation requires that the Manager reimburse the Fund to the extent that expenses exceed 2.5% of the Fund's first $30 million of average net assets, 2.0% of the Fund's next $70 million of average net assets, and 1.5% of the average net assets in excess of $100 million, subject to a formula that permits the Fund to exclude certain expenses from that calculation. There was no reimbursement of expenses by the Manager for the year ended January 31, 1996.

     Any deferrals made by the Manager in its fees and any payments by the Distributor of Rule 12b-1 expenses are subject to recoupment or reimbursement by the Fund within the following three fiscal years, provided the Fund is able to effect such recoupment or reimbursement and remain in compliance with applicable expense limitations, provided the Manager is still at that time serving in such capacity and provided the payment of such expenses (or the recoupment of such fee) would not affect the Fund's tax status or otherwise have an adverse tax impact on the Fund or its shareholders.

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Fund to compensate the Distributor for services provided and expenses incurred by it in promoting the sale of shares of the Fund, reducing redemptions, or maintaining or improving services provided to shareholders by the Distributor or dealers. The Plan provides for monthly payments by the Fund to the Distributor, subject to the authority of the Fund's Board of Directors to reduce the amount of payments or to suspend the Plan for such periods as they may determine. The amount of any such reimbursement by the Fund is limited under the Plan to 0.25% for service fees and 0.75% for all other permissible distribution expenses of the Fund's average net assets annually, and is also subject to state expense limitations.

     The Distributor acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. For the year ended January 31, 1996, the Distributor earned $54,744 in underwriting and broker commissions on sales of the Fund's shares. Additionally, the Distributor earned $355,695 in soft dollar commissions as broker on trades of portfolio securities for the year ended January 31, 1996.

     The Fund has entered into an Administration Agreement with State Street Bank and Trust Company (the Fund's "Administrator") dated May 1, 1993. The Administrator performs, or arranges for the performance of, certain administrative services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. For these services, the Fund pays the Administrator a fee at an annual rate of 0.08% of the Fund's average daily net assets up to $125 million, 0.04% of the next $125 million, and 0.02% of those assets in excess of $250 million, subject to certain minimum requirements. Effective June 1, 1995, these fees were changed to 0.10% of the Fund's average daily net assets up to $125 million, 0.08% on the next $125 million, and 0.04% of those assets in excess of $250 million.

     Certain officers and/or directors of the Fund are officers and/or directors of O'Neil Data Systems, Inc., WON & Co. and/or New USA Research & Management Co.

3. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of investments, excluding short-term securities, for the year ended January 31, 1996, were $989,492,396 and $1,005,733,890, respectively. As of January 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $18,640,321 of which $20,298,394 related to appreciated securities and $1,658,073 related to depreciated securities. The aggregate cost of investments at January 31, 1996 for Federal income tax purposes was $188,340,990.

4. FUND SHARE TRANSACTIONS

Proceeds and payments of Fund shares as shown in the Statements of Changes in Net Assets are the result of the following share transactions:

                                                YEAR ENDED           YEAR ENDED
                                                JANUARY 31,          JANUARY 31,
                                                   1996                 1995
                                                ----------           -----------
Shares sold ..........................             809,986            1,186,780
Shares reinvested from
   distributions .....................           1,691,876                 --
Less shares
   redeemed ..........................          (4,283,992)          (7,253,546)
                                                ----------           ----------
Net decrease
   in shares

   outstanding .......................          (1,782,130)          (6,066,766)
                                                ==========           ==========

5. LINE OF CREDIT

The Fund established a revolving line of credit with First Interstate Bank, enabling the Fund to borrow up to $30,000,000 with interest at either the prime rate minus 2% or the bank's adjusted cost of funds rate plus three-fourths of one percent (0.75%). In addition, the Fund is required to pay an annual fee of 0.125% of the unused portion on a quarterly basis. The average daily loan balance was $15,747,789, at a weighted average interest rate of 6.87%. The maximum loan outstanding during the year ended January 31, 1996 was $29,400,000.

6. CERTAIN RECLASSIFICATIONS

In accordance with Statement of Position 93-2, the Fund has reclassified $781,106 from accumulated net investment income to additional paid-in capital. The Fund has also reclassified $5,458,209 from accumulated realized gain on investments-net to accumulated net investment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

--------------------------------------------------------------------------------
THE NEW USA MUTUAL FUND
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

If certain requirements are met, 1.83% of the ordinary distributions paid by The New USA Mutual Fund during 1995 qualifies for the deduction for dividends paid available to corporate shareholders only, pursuant to Internal Revenue Code
Section 243. Corporate shareholders should consult their tax advisor to determine if they qualify for this deduction.

                            THE NEW USA MUTUAL FUND


                                   FORM N-1A

                                     PART C

Item 24. Financial Statements and Exhibits.

         (a)  Financial Statements included in Part A:


                 Condensed Financial Information -- Fiscal year ended January 31, 1996.


              Financial Statements included in Part B:

                 Report of Independent Public Accountants.


                 Schedule of Investments in Securities -- January 31, 1996.

                 Statement of Assets and Liabilities -- January 31, 1996.

                 Statement of Operations -- For the year ended January 31, 1996.

                 Statement of Changes in Net Assets -- January 31, 1996.

                 Statement of Cash Flows -- For the year ended
                 January 31, 1996.

                 Selected Data for a Share Outstanding Throughout
                 Each Period.


                 Notes to Financial Statements.

     The information required in Schedule I is contained in the Schedule of Investments in Securities.

     Schedule Nos. I through VII and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes which are included in Part B to the Registration Statement.

     (b) Exhibits:
                   1.   Articles of Incorporation:
                        Incorporated by reference to Post-Effective Amendment No. 4 to Form N-1A filed May 5, 1994.
                   2.   By-laws: Incorporated by reference
                        to Pre-effective Amendment No. 1 to Form N-1A filed February 18, 1992
                   3.   Not applicable.
                   4.   Form of Specimen Share Certificate:
                        Incorporated by reference to Post-Effective Amendment No. 4 to Form N-1A filed May 5, 1994.
                   5.   Form of Investment Management
                        Agreement: Incorporated by reference to Post-effective Amendment No. 2 to Form N-1A filed May 4, 1993.

                   6a. Form of Amended and Restated Distributor's Agreement dated as of March 14, 1996.

                   b.   Selected Dealers' Agreement:
                        Incorporated by reference to Pre-effective Amendment No. 2 to Form N-1A filed March 4, 1992.
                   7.   Not applicable.
                   8.   Form of Custodian Contract:
                        Incorporated by reference to Post-effective Amendment No. 2. to Form N-1A filed May 4, 1993.

                   9a.  Form of Administration Agreement:
                        Incorporated by reference to Post-effective Amendment No. 2 to Form N-1A filed May 4, 1993.

                   b.   Form of Transfer Agency and Service
                        Agreement: Incorporated by reference to Post-effective Amendment No. 2 to Form N-1A filed May 4, 1993.

                   c.   Revolving Credit Agreement by and
                        between New USA Mutual Funds, Inc. and First Interstate Bank of California dated as of November 14, 1994, as amended by the First Amendment to the Credit Agreement dated as of March 28, 1995: Incorporated by reference to Post-effective Amendment No. 7 to Form N-1A dated April 26, 1995.

                   d.   Second Amendment to the Credit
                        Agreement dated as of July 20, 1995.
                   e.   Third Amendment to the Credit
                        Agreement dated as of November 3, 1995.

                   10.  Consent and Opinion of Counsel as
                        to legality of shares: Incorporated by reference to Pre-effective Amendment No. 2 to Form N-1A filed March 4, 1992.

                   11.  Consent of Independent Public
                        Accountants.
                   12.  Not applicable.
                   13.  Letter of Understanding re: Initial
                        Shares: Incorporated by reference to Pre-effective Amendment No. 2 to Form N-1A filed March 4, 1992.
                   14.  Form of IRA Application and Forms
                        and related documents: Incorporated by reference to Post-effective Amendment No. 2 to Form N-1A filed May 4, 1993.
                   15.  Form of Plan of Distribution:
                        Incorporated by reference to Post-effective Amendment No. 2 to Form N-1A filed May 4, 1993.
                   16.  Not applicable.

Item 25. Persons Controlled by or Under Common Control with Registrant


     William J. O'Neil, an individual resident in California owns approximately 97% of Data Analysis Inc., a California corporation, which in turn owns 100% of O'Neil Data Systems, Inc. ("ODS"), a California corporation, which in turn owns New USA Research & Management Co., a California corporation, and also Investor's Business Daily, Inc., a California corporation, Direct Marketing Specialists, Inc., a California corporation, William O'Neil + Co. Incorporated ("WON + Co."), a California corporation, and approximately 27% of Daily Graphs, Inc., a California corporation. WON + Co. owns 100% of Finadco, Inc., a California corporation, and approximately 73% of Daily Graphs, Inc.


Item 26. Number of Holders of Securities.


                               Number of Record Holders
         Title of Class          as of March 1, 1996
         --------------        ------------------------
         Shares of
         Beneficial
         Interest, $.01 par
         value--The New USA
         Mutual Fund                    6,840


Item 27. Indemnification

     Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation or enterprise, against reasonable expenses (including attorneys' fees) judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is established that:
(i) the act or omission of the person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

     Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceedings may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

     Section 2-418 further provides that indemnification provided for by
Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

     Article VIII (h) of the Articles of Incorporation of the Fund provides that "The Corporation shall indemnify (1) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of this Charter of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any director or officer of the corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940.

     Registrant has obtained an Investment Advisor/Mutual Fund Directors' and Officers' Policy, which provides that the Registrant's officers and directors shall be indemnified against certain liabilities while acting in their capacities as such.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser.


     The Investment Adviser is New USA Research & Management Co. (the "Manager"). William J. O'Neil, Chairman, Chief Executive Officer and a director of the Manager, is also Chairman of the Board and Chief Executive Officer and a director of William O'Neil + Co. Incorporated, located at 12655 Beatrice Street, Los Angeles, California 90066. In addition, Mr. O'Neil is Chairman of the Board of Investor's Business Daily, Inc., located at 12655 Beatrice Street, Los Angeles, California 90066, President and Chairman of O'Neil Data Systems, Inc., located at 12655 Beatrice Street, Los Angeles, California 90066, Chairman and a director of Direct Marketing Specialists, Inc., located at 12655 Beatrice Street, Los Angeles, California 90066 and Chairman and Chief Executive Officer of Daily Graphs, Inc., located at 12655 Beatrice Street, Los Angeles, California 90066. Mr. O'Neil is also Chairman of the Board, Chief Executive Officer and a director of the Fund. David Ryan, a director and Senior Vice President of the Manager, is a Senior Vice President of the Fund. Margaret Harries, a Senior Vice President and Compliance Officer of the Manager, is a Senior Vice President and Secretary of the Fund. Natalie Carter, who is Chief Financial Officer,
Secretary and Treasurer of the Manager, is Chief Financial Officer of the Fund.

Item 29. Principal Underwriter.


     (a) William O'Neil + Co. Incorporated ("WON + Co.") is the principal underwriter of the Registrant. WON + Co. acts as the principal underwriter, depositor and/or investment adviser for no other investment companies.

     (b) The following information is provided with reference to the directors and officers of WON + Co., the Registrant's principal underwriter:


                                                              Position and
Name and Principal        Position and Offices with           Offices with
Business Address*         Principal Underwriter               Registrant
------------------------  -------------------------------     ------------------
William J. O'Neil         Chairman of the Board, Chief        Chairman of the
                          Executive Officer and Director      Board, Chief
                                                              Executive Officer
                                                              and Director

Susan McKnight            President                           None

William R. Machgan        Senior Vice President and Director  None

Hagford O. ("Don") Drake  Chief Financial Officer, Vice       None
                          President, Treasurer and
                          Secretary

Connie Cullen             Executive Vice President            None

James Miller              Senior Vice President               None

James Stateler            Senior Vice President               None

Frank R. Davis, Jr.       Vice President                      None

Robert Drislane           Vice President                      None

Rodney Fragodt            Vice President                      None

Steven Greenfield         Vice President                      None

George Gregory            Vice President                      None

Edward Keane              Vice President                      None

W. Bruce Hanley           Vice President                      None

Tom Muro                  Vice President                      None

Bruce Schoneman           Vice President                      None


Glenn Shadrake            Vice President                      None

Gary Slemaker             Vice President                      None

Barbara Aquino            Assistant Vice President            None

James Garcia              Assistant Vice President            None

Margaret Riley Harries    Assistant Vice President and        Senior Vice
                          Compliance Officer                  President and
                                                              Secretary

Jim Lan                   Assistant Vice President            None

Roberta Scarlett          Assistant Vice President            None

*The principal business address of the persons listed (except for Edward Keane) is 12655 Beatrice Street, Los Angeles, California 90066. The principal business address of Edward Keane is New York Stock Exchange, 11 Wall Street, New York, New York 10005.

Item 30. Location of Accounts and Records.

     The accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 will be kept by the Registrant at the offices of State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171.

Item 31. Management Services.

     There are no management-related service contracts not discussed in Parts A and B.

Item 32. Undertakings.

     The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director or directors when requested in writing to do so by the record holders of not less than 10 per centum of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, the State of California, on March 14, 1996.


                                            NEW USA MUTUAL FUNDS, INC.


                                            By: /s/ William J. O'Neil
                                                 -------------------------
                                                    William J. O'Neil
                                                    Chairman and Chief
                                                    Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




/s/ William J. O'Neil           March 14, 1996
-------------------------
William J. O'Neil
Chairman, Chief Executive
Officer and Director

/s/ Natalie D. Carter           March 14, 1996
-------------------------
Natalie D. Carter
Chief Financial Officer

/s/ Jerry Dackerman             March 14, 1996
-------------------------
Jerry Dackerman
Director

/s/ James H. Macklin            March 14, 1996
-------------------------
James H. Macklin
Director

/s/ Jong S. Park                March 14, 1996
-------------------------
Jong S. Park, M.D.
Director

/s/ Fredrick M. Russo           March 14, 1996
-------------------------
Fredrick M. Russo, M.D.
Director

/s/ Lewis H. Stanton            March 14, 1996
-------------------------
Lewis H. Stanton
Director

                               INDEX OF EXHIBITS






Exhibit No.  Document
-----------  --------
    6a.      Form of Amended and
             Restated
             Distributor's
             Agreement dated as
             of March 14, 1996

    9d.      Second Amendment to
             the Credit
             Agreement dated as
             of July 20, 1995.

    9e.      Third Amendment to
             the Credit
             Agreement dated as
             of November 3,
             1995.

    11.      Consent of
             Independent Public
             Accountants